UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to update certain telephone numbers for shareholder questions and for requesting printed proxy materials, related to the virtual special shareholder meeting to be held on October 27, 2021 (the “Meeting”), included in the Definitive Proxy Statement filed by the registrant with the U.S. Securities and Exchange Commission on August 27, 2021 (the “Proxy Statement”).

Please note that no changes other than those described in this explanatory note have been made to the Proxy Statement and related materials. These corrections were made prior to any mailing of the Proxy Statement to shareholders.

JPMorgan Trust I

277 Park Avenue

New York, NY 10172

August 27, 2021

Dear Shareholder:

You are being asked to vote on important matters to be considered at a special meeting of shareholders of each of the series (“Funds”) of JPMorgan Trust I (“Trust”), scheduled to be held on October 27, 2021 at 10 a.m. Eastern Time (“Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. The purpose of the Meeting is to obtain shareholder approval to elect 16 Nominees to serve as Trustees for the Trust (“Proposal”).

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on August 20, 2021 (the “Record Date”). Shareholders of all Funds will vote on the Proposal.

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail (or by requesting and returning one, if one has not been enclosed), or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the Proposal carefully before voting. Please vote at your earliest convenience even if you plan to participate in the Meeting virtually. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposal to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting and your Proxy Card.

If you have any questions after reviewing the proxy materials, please call 1-855-737-3175. We will get you the answers that you need promptly.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR ALL” the Nominees in the Proposal.

Thank you for your attention to these important matters and for your continuing support of the J.P. Morgan Mutual Funds.

Sincerely,

Brian S. Shlissel

President

JPMorgan Trust I

JPMorgan Trust I

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan California Tax Free Bond Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Corporate Bond Fund

JPMorgan Diversified Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Strategic Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Europe Dynamic Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Hedged Equity Fund

JPMorgan High Yield Municipal Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

JPMorgan International Value Fund

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Prime Money Market Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration Core Plus Fund

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Sustainable Leaders Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

JPMorgan U.S. Applied Data Science Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan U.S. Value Fund

JPMorgan Value Advantage Fund

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 27, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of the series named above (each, a “Fund” and collectively, the “Funds”) of JPMorgan Trust I (“Trust”) is scheduled to be held in a virtual meeting format at 10 a.m. Eastern Time on October 27, 2021 (the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

The Meeting is being held to elect 16 Nominees to serve as Trustees for the Trust (“Proposal”), as further described in the Proxy Statement.

You are entitled to participate and to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on August 20, 2021 (the “Record Date”).

To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/JPMorganfunds/broadridgevsm and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on their proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/JPMorganfunds/broadridgevsm and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 27, 2021.

This Notice presents an overview of the more complete proxy materials, which contain important information and are available on the Funds’ website or by mail. This Notice is not a ballot or other form for voting.

The Proxy Statement is available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 1-800-579-1639.

Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.

(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting virtually. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Whichever method you choose, please read the Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Brian S. Shlissel

President

August 27, 2021

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2021

INTRODUCTION

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of JPMorgan Trust I (“Trust”), on behalf of each of its respective series as named on the Notice (each, a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held in a virtual meeting format at 10 a.m. Eastern Time on October 27, 2021, for the purposes described in this Proxy Statement (together with any postponement(s) or adjournment(s), the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

This Proxy Statement and its accompanying Proxy Card are first being mailed to shareholders on or about September 16, 2021. Any shareholder of a Fund on the Record Date is invited to attend the Meeting.

To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/JPMorganfunds/broadridgevsm and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on their proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/JPMorganfunds/broadridgevsm and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

If you would like to receive a copy of the most recent annual report of a Fund free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any Fund by visiting www.jpmorganfunds.com.

PROPOSAL

ELECTION OF NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Proposal

Shareholders are being asked to elect 16 individuals (“Nominees”) to serve on the Trust’s Board of Trustees (“Board”).

Background

The J.P. Morgan Family of Funds includes 125 U.S. mutual funds (“J.P. Morgan Mutual Funds”) and 44 exchange-traded funds (“J.P. Morgan ETFs”) totaling approximately $1,046 billion as of July 31, 2021. The investment adviser to the J.P. Morgan Mutual Funds and J.P. Morgan ETFs is J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”). The J.P. Morgan Mutual Funds and J.P. Morgan ETFs are each currently overseen by separate boards with different individuals serving as board members. One of the goals of this Proposal, if approved, is to achieve a single, unified board with common members across the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The J.P. Morgan Mutual Funds currently consist of 125 individual mutual funds, including the 71 Funds that make up the Trust. Each of the 125 funds is a separate series of one of eight registered open-end management investment companies. Each of the eight investment companies, including the Trust, is a separate legal entity that has its own board of trustees/directors. The same individuals who currently serve as members of the Board (“Trustees”) also serve as trustees/directors on those other boards (individually and collectively with the Trustees/Board, the “Mutual Fund Board”).

The J.P. Morgan ETFs currently consist of 44 separate series of J.P. Morgan Exchange-Traded Fund Trust, another open-end registered management investment company. A different group of individuals from those currently serving on the Mutual Fund Board currently serves on its board of trustees (the “ETF Board”).

Nine of the Nominees currently are Trustees and therefore are members of the Mutual Fund Board. Seven of the Nominees currently are not Trustees (“New Nominees”): six are members of the ETF Board and one, Nina O. Shenker, is a current executive of J.P. Morgan Asset & Wealth Management (“JPMAWM”) who is expected to retire from that role prior to commencing service as a Trustee.

In conjunction with seeking your approval to elect the Nominees to serve on the Board, the other open-end registered management investment companies constituting the J.P. Morgan Mutual Funds and the J.P. Morgan Exchange-Traded Fund Trust are asking their shareholders to elect the same 16 Nominees to their boards. Fourteen of the Nominees, including all of the current Trustees, are not expected to be “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Nominees”), and two of the Nominees are expected to be “interested persons” (the “Interested Nominees”). If shareholder approval is also obtained for all of those investment companies, this will result in a unified board structure across the J.P. Morgan Family of Funds, with the same group of trustees/directors overseeing all of the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The Mutual Fund Board and the ETF Board separately determined that it is in the best interests of the J.P. Morgan Mutual Funds and the J.P. Morgan ETFs to be overseen by the same group of trustees/directors and specifically by the individuals nominated for election in this Proposal.

Factors Supporting a Unified Board

In reaching its determination to recommend shareholder approval of the Nominees, in addition to carefully considering the experience, qualifications, attributes, and skills of each Nominee, as further discussed below, the Trustees evaluated the potential benefits of moving to a unified board structure. They considered the following factors, among others. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching their conclusions with respect to the benefits of implementing a unified board structure.

•

Convergence of Mutual Funds and ETFs: In light of the convergence of mutual funds and ETFs as popular investment options, combining the J.P. Morgan Mutual Funds and J.P. Morgan ETFs into a single fund complex overseen by a single board of trustees will benefit shareholders because a unified board will share greater combined expertise, including a broader and deeper collective understanding of mutual fund and ETF products and markets. This will facilitate oversight of investment strategies offered through both vehicles, including appropriate business considerations and conflicts of interest. In addition, a unified board should be better able to serve shareholders in determining whether to offer a fund in a mutual fund or ETF format, to merge or convert funds from one format to the other or to offer substantially similar funds in both formats.

•

Ability to Respond to Evolving Market Conditions: Operating through a unified board structure will provide synergies in the oversight of the J.P. Morgan Family of Funds on behalf of shareholders by providing enhanced oversight of evolving market and regulatory trends impacting both types of funds. A unified board will help ensure that the J.P. Morgan Family of Funds are able to respond nimbly to evolving competitive and regulatory developments, particularly matters that may impact both the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

•

Broader Skill Sets, Backgrounds and Experiences: Increasing the size of the Board will broaden the diversity of viewpoints, skill sets, backgrounds and depths of experiences of the Board, which would benefit the Board in its exercise of oversight responsibilities on behalf of shareholders and in responding to the growing complexities of registered fund governance and oversight, including compliance, regulatory and risk management oversight. In addition, increasing the size of the Board will potentially allow greater focus on important matters through the use of additional Board members on committees, whether specific to a particular Mutual Fund or ETF or complex wide.

•

Succession Planning: The Board has experienced several retirements over the past few years. As a result, only two-thirds of the Trustees have been elected by shareholders. Under the 1940 Act, shareholder approval is required to fill a vacancy if it would result in a board with less than two-thirds of its members having been elected by shareholders. Accordingly, filling any of the current vacancies would require shareholder approval. Shareholder approval of the Nominees also would address the anticipated longer-term succession planning needs of the Board by allowing a number of anticipated future vacancies (due to future retirements) to be left empty (which would move the Board back in line with its historical size of 12 members) or filled without the time and expense associated with calling another shareholder meeting. In addition, onboarding for the New Nominees is expected to require less time and expense than would be required for nominees who are less familiar with the J.P. Morgan Family of Funds.

•

Efficiencies and Organizational Focus: A unified board structure would promote the development of uniform compliance and governance policies (with consistent policies, consistently applied), lead to a reduction in the aggregate number of Board meetings, matters of common interest being discussed at a single meeting (as opposed to separately by the Mutual Fund Board and the ETF Board) and more efficient and transparent communication. This could result in a further enhanced governance structure and environment for the J.P. Morgan Family of Funds.

•

Potential for Future Economies of Scale: Reductions in professional services resulting from a unified board structure are estimated to reduce expenses modestly in the near term. In addition, a unified board structure provides the potential for shareholders to benefit from economies of scale in the longer-term, as certain fixed costs might be spread over a greater asset base. The scale attributable to bringing the J.P. Morgan

Mutual Funds and the J.P. Morgan ETFs together could result in greater leverage with service providers, which may result in additional cost savings.

•	Common Industry Practice: Use of a unified board structure is a common industry practice.

Nomination Process

The Board’s Governance Committee is responsible for the selection and nomination of individuals for election or appointment as Trustees, including both those who would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of the Trust (“Independent Trustees”) and those who would be deemed to be an “interested person” of the Trust (“Interested Trustees”). In evaluating potential Nominees, the Governance Committee considers such factors as it deems appropriate under the particular facts and circumstances, including, as applicable: (i) the contribution the person can make to the Board and the Funds, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant; (ii) the person’s character and integrity, and his or her independence, leadership skills and ability to work with the other Trustees; (iii) whether or not the person is willing and able to serve and commit the time necessary to perform the duties of a Trustee; (iv) the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; and (v) recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

Beginning in March 2021, at the request of Fund management, an ad hoc committee consisting of two Trustees from the Mutual Fund Board and two trustees from the ETF Board convened to explore the possible integration of the two boards. The ad hoc committee, assisted by counsel, met regularly over several months variously with, and apart from, representatives of Fund management, and ultimately recommended integration to the Governance Committee of the Mutual Fund Board and the Governance and Nominating committee of the ETF Board, as well as the nomination of the New Nominees.

At a July 30, 2021 meeting, the Governance Committee unanimously nominated each of the Nominees and recommended Board approval, and, at an August 2, 2021 meeting, the Board unanimously approved the nominations and recommended shareholder approval of each Nominee.

In reaching its determination to recommend each Nominee, the Governance Committee met in a series of meetings. The Governance Committee met separately with its members, in executive session with the other Independent Trustees and independent legal counsel, with representatives of Fund management, and with the full Board. The Governance Committee and the other Independent Trustees also met with each of the members of the ETF Board. In addition, the Governance Committee and the other Independent Trustees acknowledged that they had worked with Ms. Shenker over multiple years and that she had attended and actively participated at Board meetings, at the invitation of the Independent Trustees, since 2018.

The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Nominee should stand for election as Trustee of the Trust. The Governance Committee and Board evaluated each Nominee both individually and in the broader context of the Board’s overall effectiveness. In forming its recommendation for approval of the New Nominees, the ad hoc committee similarly considered many of these same factors.

The Governance Committee and the Board considered the experience, qualifications, attributes, and skills of each Nominee to determine whether the person should serve as a Trustee of the Trust. For those Nominees who are currently Trustees, the Governance Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Board, including the significant time the Trustee devotes to preparing for meetings and their active engagement and participation at Board meetings.

The Governance Committee also considered the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of backgrounds, experiences and views among its members, and considers this a factor in evaluating the composition of the Board and potential nominees. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes. The Governance Committee has adopted a policy on diversity. The Governance Committee expects to assess the effectiveness of the policy as part of the annual self-assessment process of the Board.

The Governance Committee and the Board considered the character of each Nominee and each Nominee’s commitment to executing his or her duties as a Trustee with diligence, honesty and integrity. The Governance Committee and the Board considered the contributions that each Nominee would make to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee and the Board also considered each Nominee’s significant and relevant experience and knowledge with respect to registered investment companies and asset management. Additionally, with respect to each Nominee who is a member of the Mutual Fund Board, the Nominee’s expertise with respect to mutual fund products and markets, as well as their experience with respect to reviewing the Funds’ agreements with service providers, including the Funds’ investment advisers, custodian, and fund accountant, was considered. For each Nominee who is a member of the ETF Board, the Nominee’s expertise with respect to ETF products and their markets was considered. With respect to Ms. Shenker, the Board considered her significant and substantive asset management experience, in particular her legal, regulatory, fiduciary, controls and governance expertise relating to asset management, mutual funds and ETFs gained over her more than 35 year career in the financial services industry, including at JPMAWM.

The Governance Committee and the Board also considered, with respect to the Nominees who are currently members of the Mutual Fund Board, experience and contributions of each Nominee in the context of the Board’s leadership and committee structure. The Board has six committees including: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market and Alternative Products Committee and the Fixed Income Committee. Each current Trustee, except the Chair of the Board, serves on one of the Board’s investment committees, allowing the Board to effectively evaluate information for the Funds in a focused and disciplined manner.

The Board, based on the recommendation of the Governance Committee, has nominated for election all of the current Trustees, as follows: John F. Finn, Stephen P. Fisher, Kathleen M. Gallagher, Frankie D. Hughes, Raymond Kanner, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., and Marian U. Pardo, each of whom is a current Trustee of the Trust and the Mutual Fund Board. Each of these Nominees were elected by shareholders at a meeting held on June 10, 2014, with the exceptions of the following individuals who have been appointed (but not yet elected) to fill subsequent vacancies: Mr. Kanner was appointed to the Mutual Fund Board in 2017, and Mr. Fisher and Ms. Gallagher were each appointed to the Mutual Fund Board in 2018.

The Board, based on the recommendation of the Governance Committee, also has nominated for election: Gary L. French, Robert J Grassi, Thomas P. Lemke, Lawrence R. Maffia, Emily A. Youssouf, and Robert F. Deutsch, each of whom is a member of the ETF Board. In addition, the Board, based on the recommendation of the Governance Committee, has nominated for election Nina O. Shenker.

Qualifications of Nominees

In reaching its conclusion that each Nominee should serve as a Trustee of the Trust, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of the Nominees:

Independent Nominees

John F. Finn. Mr. Finn has served as the Chair of the Mutual Fund Board since January 2020 and is also Chair of the Governance Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. He has served as a member of the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn is the Chairman at Gardner, Inc., a supply chain management company that serves industrial and consumer markets. Mr. Finn has experience with board functions through his current positions as a Director for Greif, Inc. (industrial package products and services) and as a Trustee for Columbus Association for the Performing Arts. Until June 2014, Mr. Finn was the head of the J.P. Morgan Mutual Funds Board’s Strategic Planning Working Group, comprised of Independent Trustees, which worked with the administrator to the J.P. Morgan Mutual Funds on initiatives related to efficiency and effectiveness of board materials and meetings.

Stephen P. Fisher. Mr. Fisher has served on the Mutual Fund Board since 2018 and is also Chair of the Money Market and Alternative Products Committee for the Mutual Fund Board. Mr. Fisher is a member of the Compliance Committee and the Money Market and Alternative Products Committee for the Mutual Fund Board. He retired after a 30-year career in the investment management industry, including most recently serving as President of New York Life Investment Management LLC (NYLIM) and the MainStay Funds group. In addition, until his retirement, he served as Chairman of NYLIM Service Company LLC (a transfer agent), Chairman and CEO of NYLIFE Distributor LLC (a registered broker-dealer) and Chairman of Index IQ Advisors LLC (an investment adviser for the IndexIQ ETFs). As President of NYLIM, Mr. Fisher oversaw all operational aspects of NYLIM’s mutual fund and ETF clients, which included functioning as a liaison to the boards of the funds. Prior to his retirement, Mr. Fisher was involved in governance matters at NYLIM, including serving on the NYLIM Investment Governance Committee, the NYLIM Risk Steering Committee and the NYLIM Compliance Committee.

Kathleen M. Gallagher. Ms. Gallagher has served on the Mutual Fund Board since 2018. Ms. Gallagher is chair of the Audit and Valuation Committee for the Mutual Fund Board and a member of the Money Market and Alternative Products Committee for the Mutual Fund Board. She retired after a 30-year career as a finance professional in the automotive industry, including most recently as the Chief Investment Officer – Benefit Plans at Ford Motor Company (Ford), where she led Ford’s global pension de-risking investment strategy. In addition, Ms. Gallagher served as the Director of Global Risk Management, Corporate Treasury at Ford and as the Vice President of Finance at Ford Australia. During Ms. Gallagher’s career at Ford, she gained experience managing investment management and service provider relationships, and she frequently worked with Ford’s Board of Directors to recommend investment strategies and review performance. She also serves as a Non-Executive Director for Legal & General Investment Management (Holdings) and for Legal & General Investment Management America and as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business. She previously served as a member of the Client Advisory Council for Financial Engines, LLC and as a director of Ford Pension Funds Investment Management Ltd.

Frankie D. Hughes. Ms. Hughes has served on the Mutual Fund Board since 2008. Ms. Hughes is a member of the Compliance Committee and the Fixed Income Committee for the Mutual Fund Board. Ms. Hughes has significant experience in the asset management industry, previously serving as President and Chief Investment Officer of Hughes Capital Management, Inc. from 1993-2014. Ms. Hughes is currently the President of Ashland Hughes Properties, a property management company, and she has held such position since 2014.

Raymond Kanner. Mr. Kanner has served on the Mutual Fund Board since 2017. Mr. Kanner is Chair of the Equity Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. Mr. Kanner retired after a 31-year career in the finance industry including most recently as the Chief Investment Officer for the IBM Retirement Funds. He started his career with IBM in 1978, joined IBM’s Credit Corporation in 1985 and moved to the Retirement Funds in 1993. During his career at IBM, Mr. Kanner gained experience overseeing substantial investments in all asset classes, including equities, fixed income and alternatives. Since his retirement and until 2017, he served as the Acting Executive Director of the Committee on Investment of Employee Benefit Assets (CIEBA). He previously served as a director of an emerging markets equity fund and as an advisory board member to Betterment for Business and to BlueStar Indexes. He currently serves as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business, Los Angeles Capital and Penso Advisors. Mr. Kanner served as a member of the Compliance Committee and the Money Market and Alternative Products Committee until December 31, 2018.

Mary E. Martinez. Ms. Martinez has served as the Vice Chair of the Mutual Fund Board since January 2021 and has served on the Mutual Fund Board since January 2013. Ms. Martinez is a member of the Governance Committee and the Fixed Income Committee for the Mutual Fund Board and previously served as Chair of the Money Markets and Alternative Products Committee for the Mutual Fund Board from 2017 to 2020. She has over 25 years of experience in asset management, wealth management and private banking services. She served as Managing Director of Asset Management at Bank of America (which acquired U.S. Trust Company (“U.S. Trust”) in 2007). Ms. Martinez served in various roles at U.S. Trust, including President of the Excelsior Funds, member of U.S. Trust’s Executive Management Committee, Chief Executive Officer and President of U.S. Trust Private Bank, and Chief Operating Officer of Asset Management where she had responsibility for product development, management, infrastructure and operating oversight. Prior to that she was Head of Products/Services/Strategic-Planning-Alternative & Asset/Wealth Management at Bessemer Trust Company and a member of their Executive Management Committee. Ms. Martinez is a real estate investor/adviser and a Realtor Associate with Special Properties, a Christie’s International Real Estate Affiliate.

Marilyn McCoy. Ms. McCoy has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1999. She has served on the boards of the Pegasus Funds and the Prairie Funds. Ms. McCoy is a member of the Money Market and Alternative Products Committee and the Governance Committee. Ms. McCoy has served as the Vice President of Administration and Planning at Northwestern University for over 30 years, where she manages strategic planning, program review, information and analytics, executive level searches, and other programs and initiatives. Ms. McCoy also oversees Northwestern University’s Board of Trustees function and supports the University’s President.

Dr. Robert A. Oden Jr. Dr. Oden has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1997. Dr. Oden is the Chair of the Fixed Income Committee for the Mutual Fund Board and a member of the Governance Committee for the Mutual Fund Board. He retired after a long career in the education industry, previously serving as the President of Carleton College from 2002 to 2010 and as the President of Kenyon College from 1995 to 2002. Prior to that, Dr. Oden was the Headmaster of the Hotchkiss School from 1989 to 1995 and a Professor at Dartmouth College from 1975 to 1989. Dr. Oden currently serves as a Trustee of Trout Unlimited, a Trustee and Vice Chair of the American Museum of Fly Fishing and as a Trustee of Dartmouth-Hitchcock Medical Center serving as a member of the Advancement Committee, and he previously served as a Trustee of American University in Cairo.

Marian U. Pardo. Ms. Pardo has served on the Mutual Fund Board since February 2013. Ms. Pardo is Chair of the Compliance Committee for the Mutual Fund Board and a member of the Equity Committee for the Mutual Fund Board. Ms. Pardo has been in the financial services industry since 1968, with experience in investment management, banking and lending. She is a Managing Director and founder of Virtual Capital Management LLC, an investment consulting firm. She has extensive experience with respect to portfolio management, the J.P. Morgan Mutual Funds’ investment advisory business and banking and investment management, and previously served as a portfolio manager for equity funds across the capitalization spectrum. In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

Gary L. French. Mr. French has served on the ETF Board since 2014. Mr. French has over 35 years of experience in the financial services industry and related fields, including serving in various leadership roles with large financial institutions that operated and administered services to investment companies. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Senior Vice President and Business Head in the Fund Administration Division at State Street Bank) and through other positions held during his career in the investment management industry. He also gained experience serving as an independent director and officer of several other registered investment companies.

Robert J. Grassi. Mr. Grassi has served on the ETF Board since 2014. Mr. Grassi has over 30 years of experience in a variety of business and financial matters, including experience in senior management positions. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as Director of Pensions and Investments at Corning Incorporated) and through his current position as Sole Proprietor of Academy Hills Advisors LLC, an investment consulting firm. Mr. Grassi is licensed as an Investment Advisory Representative and is a Certified Employee Benefit Specialist.

Thomas P. Lemke. Mr. Lemke has served on the ETF Board since 2014. Mr. Lemke has over 35 years of experience in the financial services industry, including experience in various senior management positions with financial services firms in addition to multiple years of service with a regulatory agency and a major law firm. In addition, he has a background in internal controls, including legal, compliance, internal audit, risk management and fund administration, and has served as general counsel for several financial services firms. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.). He has also gained experience as an independent director of other registered investment companies, including his current position with each of The Advisors’ Inner Circle III Funds and Symmetry Panoramic Trust, and his prior positions as an independent director of ICI Mutual Insurance Company and as independent trustee of AXA Premier VIP Trust and The Victory Funds (or their predecessor funds). Mr. Lemke also is co-author of a number of treatises on the regulation of the investment management industry.

Lawrence R. Maffia. Mr. Maffia has served on the ETF Board since 2014. Mr. Maffia has over 30 years of experience in the financial services industry, including positions held at a public auditing firm and various other positions in the mutual fund industry. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as President and Company Director at ICI Mutual Insurance Company, a provider of D&O/E&O liability insurance and fidelity bonding for the U.S. mutual fund industry, and his prior positions as chief financial officer of Stein Roe & Farnham Mutual Funds and chief operations officer of Stein Roe & Farnham Mutual Funds’ transfer agent).

Emily A. Youssouf. Ms. Youssouf has served on the ETF Board since 2014. Ms. Youssouf has over 30 years of business experience in the financial services industry and related fields, including serving in several executive level positions within the investment banking and housing finance industries, including serving as a Managing Director at Merrill Lynch, Managing Director at Prudential Securities and Director at Credit Suisse. She served as President of the New York City Housing Development Corporation from 2003 to 2008, Vice Chair of the New York City Housing Authority from 2011 to 2014 and has served as a clinical professor at NYU since 2009 (in an adjunct capacity since 2011). In addition, she has an extensive background in strategic planning and financial analysis based on her prior positions as a Board Member of the NYC Health and Hospitals Corporation (where she served as the Chair of the Audit Committee, Chair of the IT Committee and Member of the Finance Committee) and as a Trustee of the Transit Center Foundation (where she served as Chair of the Audit Committee), and her current positions, as a Board Member of PennyMac Financial Services, Inc. (where she serves as Chair of the Finance Committee and a member of the Audit Committee), as a Board Member of the NYC School Construction Authority, as a Board Member of the NYS Job Development Authority (where she also serves as a member of the Audit Committee) and as a Clinical Professor at NYU Schack Institute of Real Estate. She has familiarity with a variety of financial, accounting, investment and regulatory matters through her prior experience and through the positions described above.

Interested Nominees

Robert F. Deutsch. Mr. Deutsch has served on the ETF Board since 2014. Mr. Deutsch has over 30 years of experience in the financial services industry. He has substantial mutual fund background and is experienced with financial, accounting, investment and regulatory matters through his tenure at J.P. Morgan Asset Management1 (“JPMAM”) including his prior positions as head of the Global ETF Business and as head of the Global Liquidity Business. Prior roles also include National Sales Manager for the J.P. Morgan Mutual Funds and Client Advisor at Goldman Sachs Asset Management. Mr. Deutsch is considered an “interested” Nominee based on interests in JPMorgan Chase resulting from his prior employment at JPMAM.

Nina O. Shenker. Ms. Shenker has over 35 years of experience in the financial services industry. She has substantial experience and expertise with mutual funds and ETFs across legal, compliance, operations, risk and controls, fiduciary, governance, product and business strategy and government and regulatory affairs. She has served as Vice Chair of JPMAWM and global General Counsel for JPMAWM. Prior to joining the JPMorgan Legal Department in 2001, Ms. Shenker was President of the Pierpont Group, the independent staff for the JPMorgan Mutual Funds Trustees and, prior to that, she was General Counsel and Senior Vice President at J. & W. Seligman & Co., an investment management firm. At J.P. Morgan, she has also served as a member of the JPMAWM Operating Committee, the JPMC Legal Management Team, and the JPMC Fiduciary Governance Committee. Ms. Shenker has also been actively engaged with industry associations. She also is actively engaged in supporting not-for-profit organizations’ governance and oversight. Ms. Shenker is considered an “interested” Nominee based on her current or prior employment at J.P. Morgan.

As indicated in the table below, there are fourteen Independent Nominees and two Interested Nominees.

The following table provides additional information about each Nominee. The contact address for each of the Nominees is 277 Park Avenue, New York, NY 10172.

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Independent Nominee
John F. Finn (1947)	Chair since 2020; Trustee, indefinite, since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959)	Trustee, indefinite, since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles	169	Honors Program Advisory Board Member, The Zicklin School of

[1]	J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc.

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).		Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958)	Trustee, indefinite, since 2018.	Retired; Chief Investment Officer—Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952)	Trustee, indefinite, since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None.

Raymond Kanner (1953)	Trustee, indefinite, since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960)	Vice Chair since 2021; Trustee, indefinite, since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None.

Marilyn McCoy (1948)	Trustee, indefinite, since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None.

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present).

Marian U. Pardo (1946)	Trustee, indefinite, since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007- present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Gary L. French (1951)	None.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957)	None.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios).

Thomas P. Lemke (1954)	None.	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); SEI family of funds -Independent Trustee of Advisors’ Inner Circle Fund III (from February 2014 to present) (20 portfolios); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016); Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (2014- March 2015) (35 portfolios); Symmetry Panoramic Trust (2018-present) (16 portfolios).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Lawrence R. Maffia (1950)	None.	Retired; Director and President, ICI Mutual Insurance Company (2006- 2013).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951)	None.	Clinical Professor, NYU Schack Institute of Real Estate (2009-2011) and Adjunct Professor (2011-present); Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).

Interested Nominee
Robert F. Deutsch(3) (1957)	None.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Chair and Trustee of the J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Board of Directors of the JUST Capital Foundation (2017-present).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Nina O. Shenker(3) (1957)	None.	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

1

The year shown is the first year in which a Nominee became a member of any of the following: the Mutual Fund Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any current member of the Mutual Fund Board, if elected, born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

2	The number shown represents the number of funds in the J.P. Morgan Family of Funds that would be overseen by a Nominee if elected to each of the Mutual Fund Board and the ETF Board.
3	Designation as an “Interested Nominee” is based on current or prior employment by the Adviser or an affiliate of the Adviser.

It is the intention of the persons named in the Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the Nominees. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of a Nominee for Independent Trustee, as Independent Trustee of the Trust may recommend. All of the Nominees have consented to being named in this Proxy Statement and to serve as Trustees if elected. The Trust knows of no reason why any of the Nominees would be unable or unwilling to accept nomination or election.

Board Leadership Structure

The Board decides upon general policies and is responsible for overseeing the business affairs of the Funds.

The Board currently has structured itself in a manner that allows it to effectively perform its oversight function. The Chair of the Board is an Independent Trustee, which allows him to carry out his leadership duties as Chair of the Board with objectivity. During the fiscal years ended October 31, 2020, February 28, 2021 and June 30, 2021, the Board met 10, 10, and 6 times, respectively.

In addition, the Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds. As described under “Qualifications of Nominees” and “Standing Committees,” the Board currently has six committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The Board has determined that the current leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole, as well as issues that are unique to each Fund.

The Board and the Committees take an active role in overseeing the risk associated with registered investment companies including investment risk, compliance and valuation. In addition, the Board receives regular reports from the Chief Compliance Officer (“CCO”), JPMIM in its capacity both as administrator for the Funds and as investment adviser to the Funds (“Administrator” and “Adviser”, as applicable) and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of Investment Management Americas and Alternatives of JPMAM including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee meet regularly with representatives of the Adviser and an independent consultant to review and evaluate the ongoing performance of the Funds. Each of these three Committees reports these reviews to the full Board. The Audit and Valuation Committee is responsible for oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Standing Committees

The Board currently has six standing committees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the Fixed Income Committee, and (vi) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during each Fund’s most recently completed fiscal year:

Committee	Fiscal Year Ended October 31, 2020	Fiscal Year Ended February 28, 2021	Fiscal Year Ended June 30, 2021
Audit and Valuation Committee	5	5	6
Compliance Committee	5	5	6
Governance Committee	4	4	5
Equity Committee	5	7	8
Fixed Income Committee	10	10	7
Money Market and Alternative Products Committee	6	6	7

During the most recently completed fiscal year, all of the Trustees attended at least 75% of the Board and applicable committee meetings. In fact, all of the Trustees attended all of the Board and applicable committee meetings with one exception. One Trustee missed one committee meeting due to a family emergency.

Audit and Valuation Committee. The Audit and Valuation Committee operates pursuant to a written charter. It is composed entirely of Independent Trustees. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the “SEC,” including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the

Administrator and Adviser, as applicable and any sub-adviser, as applicable; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated responsibilities to the Chair of the Committee or any designated member of the Committee to respond to inquiries on valuation matters and that occur between meetings of the Committee when the Funds’ valuation procedures or law require Board or Committee action, but it is impracticable or impossible to hold a meeting of the entire Board or Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The Governance Committee operates pursuant to a written charter. A copy of the Governance Committee Charter is attached as Appendix A. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the Independent Trustees; (iii) establishment of Independent Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to certain registrants, appointment and removal of the applicable funds’ Senior Officer, and approval of compensation for the funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the Independent Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the Independent Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit and Valuation Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Mutual Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate, including the Mutual Fund Directors Forum. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Mr. Finn, serves on one of the following committees, which are divided by asset type: the Equity Committee, the Fixed Income Committee or the Money Market and Alternative Products Committee. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purposes of each Committee are to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee and works to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

Impact of Unified Board on Current Leadership and Committee Structure

If all of the Nominees are elected by shareholders of the Trust and the shareholders of the other J.P. Morgan Mutual Funds and J.P. Morgan ETFs, resulting in the proposed unified board structure, the Board expects to form an ETF Committee that would (i) assist the Board in its oversight of the investment management services provided by the Adviser to the J.P. Morgan ETFs and Funds designated for review by the committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the J.P. Morgan ETFs.

Executive Officers of the Trust

Information relating to the executive officers of the Trust is set forth in Appendix B.

Ownership of Securities

Current Trustees: As of December 31, 2020, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

Nominees: For each Nominee, the dollar range of equity securities beneficially owned in the Funds as of December 31, 2020 is shown in Appendix C.

As to each Independent Nominee and his or her immediate family members living in the same household, no person owned beneficially or of record securities in JPMIM or any principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with JPMIM or any principal underwriter of the Funds as of December 31, 2020.

Trustee Compensation

Current Trustees: For the calendar year ended December 31, 2020, the funds of the J.P. Morgan Mutual Funds overseen by the Trustees paid each Trustee an annual base fee of $395,000 (with any new Trustees receiving a pro rata portion of the base fee depending on when each became a Trustee). Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee. In addition to the base fee, the funds pay the Chair $225,000 annually and reimburse expenses of the Chair in the amount of $4,000 per month. The Chair receives no additional compensation for service as committee chair. In addition to the base fee, the funds pay the Vice Chair $125,000 annually.

The compensation table below presents the total compensation paid to the current Trustees for the calendar year ended December 31, 2020:

Name of Trustee	Aggregate Compensation From JPMorgan Trust I	Total Compensation From the J.P. Morgan Family of Funds
Independent Trustees
John F. Finn	$325,198	$620,000
Stephen P. Fisher	219,542	395,000
Kathleen M. Gallagher	219,542	395,000	(1)
Frankie D. Hughes	219,542	395,000
Raymond Kanner	243,109	445,000	(2)
Mary E. Martinez	254,756	470,000
Marilyn McCoy	219,542	395,000	(3)
Robert A. Oden, Jr.	231,277	420,000
Marian U. Pardo	243,021	445,000

(1)	Includes $118,500 of Deferred Compensation.
(2)	Includes $445,000 of Deferred Compensation.
(3)	Includes $395,000 of Deferred Compensation.

Nominees. It is expected that each Nominee who is elected will be compensated in the same manner as the current Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE “FOR ALL” NOMINEES

GENERAL INFORMATION ABOUT THE FUNDS

Current service providers of the Funds are described below.

Investment Adviser

JPMIM, 277 Park Avenue, New York, NY 10172, serves as investment adviser to the Funds and continuously reviews and supervises the Funds’ investment program. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of June 30, 2021, JPMIM managed over $1,859 billion in assets.

Sub-Investment Advisers

With respect to the JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund, JPMIM has entered into Sub-Investment Advisory Agreements with the following sub-advisers: (1) J.P. Morgan Private Investments Inc., 277 Park Avenue, New York, NY 10172; (2) Capital International Inc., 333 South Hope Street, Los Angeles, CA 90071; and (3) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to each of the Funds. JPMDS is an affiliate of the Adviser, the Administrator and JPMorgan Chase Bank and is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, 277 Park Avenue, New York, NY 10172, serves as administrator for the Trust.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC also prepares the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Funds. The Audit and Valuation Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar year ended December 31, 2020. Additional information about fees paid by the Funds to PwC is provided in Appendix D.

Pursuant to the Trust’s Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee pre-approves all audit and non-audit services performed by the Trust’s independent public registered accounting firm for the Trust. In addition, the Audit and Valuation Committee pre-approves the auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit and Valuation Committee. The Audit and Valuation Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit and Valuation Committee. The Audit and Valuation Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit and Valuation Committee.

VOTING INFORMATION

Shareholders Entitled to Vote

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on the Record Date of August 20, 2021.

Quorum

The presence virtually or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting for acting on the Proposal. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.

Voting Requirement

If a quorum is present, the affirmative vote of a majority of the votes cast for each Nominee will elect each Nominee. The election of each Nominee is not contingent on the election of any other Nominees.

How Votes will be Counted

Each shareholder is entitled to one vote for each dollar of net asset value, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date.

Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a majority of votes cast for each Nominee. Because the Proposal is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on the Proposal.

If a Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed Proxy Cards will be voted FOR ALL Nominees. If you simply sign, date and return the Proxy Card, but do not specify a vote on any proposal, your proxy will be voted FOR ALL Nominees.

How to Vote

Any shareholder of a Fund on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting.

Please follow the instructions on your Proxy Card.

Revoking a Proxy or Changing a Vote

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Adjournment

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, or, in the event that one or more Nominees does not receive sufficient votes for election, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any adjournment will require an affirmative vote by the holders of a majority of the shares present virtually or by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice will be given other than an announcement at the Meeting when the adjournment determination is made.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Broadridge Investor Communication Solutions, Inc. (the “Solicitor”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract, the Solicitor, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is not expected to be in excess of $4,598,982. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Funds.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or the Solicitor if the Funds have not yet received their vote. Authorization to permit JPMIM or the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or the Solicitor representative is required to ask the shareholder for the shareholder’s full name, address and confirmation that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to JPMIM or the Solicitor by the Funds, the JPMIM or the Solicitor representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the Proposal. The representative of JPMIM or the Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share Information

For a list of the number of shares of the Funds that are outstanding as of the close of business on the Record Date, please refer to Appendix E.

Fund Shares Owned by Certain Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Appendix F.

OTHER MATTERS

No Other Matters. We know of no business other than the Proposal contained in this proxy statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

APPENDIX A

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Boards of Trustees1 (the “Boards”) of the JPMorgan Funds (the “Funds”) known as the Governance Committee (the “Committee”). With respect to any closed-end fund listed on an exchange, the Committee shall function as the Nominating Committee and Compensation Committee or comparable committee as required by applicable listing standards. The Committee shall be composed solely of trustees who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The Chairperson of the Boards shall serve as Chairperson of the Committee. The Chairperson of the Boards shall also determine the number of Committee members and nominate the members of the Committee, subject to the approval of the Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITES

The duties of the Committee are:

•	to select and nominate persons for election or appointment as trustees including Independent Trustees and trustees who are interested persons of the Funds, as discussed in further detail below;

•	to consider and make recommendations to the Boards with respect to:

•	the compensation payable to the trustees, as discussed in further detail below;

•	the functioning of the Boards and the various committees of the Boards;

•	the appointment or removal of the Funds’ Senior Officer;

•	the retention and compensation of consultants, experts or staff that may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	the selection and retention of independent legal counsel to the Independent Trustees, as discussed in further detail below; and

•	the selection and retention of legal counsel to the Funds and the provision of ongoing monitoring of the legal fees,

•	to establish Trustee expense policies;

[1]	The term “Board of Trustees” also refers to “Board of Directors” and the term “trustee” also refers to “director.”

•	to consider and approve the compensation of the Funds’ Senior Officer, as necessary;

•	to receive compliance reports from the Funds’ Senior Officer, as necessary;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee civil litigation affecting the Funds, the Funds’ adviser or the Boards, and take such action as it deems necessary or appropriate, and report to the Boards from time to time, as necessary;

•

to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the audit committee of the Boards or compliance matters considered by the compliance committee of the Boards);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review shareholder correspondence addressed to the Boards from time to time, as discussed in further detail below; and

•	to review and act upon such other matters that are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

The Committee selects and nominates persons for election or appointment as trustees (i) to serve as additions to the Boards, (ii) to fill vacancies which may occur from time to time, and (iii) for election by the Funds’ shareholders at meetings called for the election of trustees.

After a determination by the Committee that a person should be nominated as an additional trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a trustee position on any of the Boards, the Committee shall nominate a person for appointment by a vote of the majority of the members of the Boards. Prior to a meeting of the shareholders of the Funds called for the purpose of electing trustees, the Committee shall nominate one or more persons for election as trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a trustee should include (but need not be limited to):

•

the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

•	whether or not the person is willing and able to serve and commit the time necessary to perform the duties of an Independent Trustee;

•	the contribution the person can make to the Boards and the Funds, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant;

•	the person’s character and integrity, and his or her independence, leadership skills and ability to work with the Boards’ other members; and

•	recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

The Committee recognizes that diverse viewpoints, skill sets, backgrounds and experiences strengthen the performance of the Board and its committees as decision-making and oversight bodies serving the best interests of the Funds and their shareholders and values the diverse attributes of individual Trustees and the overall Board. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the trustees’ and Independent Trustees’ responsibilities and duties and the time required to perform such duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection, the Committee will examine and monitor the legal counsel’s client relationships to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Funds’ Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Funds’ Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

APPENDIX B

EXECUTIVE OFFICERS OF THE TRUST

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The officers of the Trust receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMIM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964)*	President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975)	Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980)**	Secretary (2019) (formerly Assistant Secretary since 2010)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964)***	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962)***	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971)**	Assistant Secretary (2018)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980)**	Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

B-1

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Zachary E. Vonnegut-Gabovitch (1986)**	Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972)	Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977)***	Assistant Treasurer (2018)	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972)***	Assistant Treasurer (2017)	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985)	Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963)*	Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. since February 2020; formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

*	Address is 575 Washington Boulevard, Jersey City, NJ 07310.
**	Address is 4 New York Plaza, Floor 21, New York, NY 10004.
***	Address is 1111 Polaris Parkway, Columbus, OH 43240.

B-2

APPENDIX C

OWNERSHIP OF SECURITIES

The following table presents the aggregate dollar range of equity securities owned by each Nominee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the J.P. Morgan Family of Funds as of December 31, 2020. The information as to beneficial ownership is based on statements furnished by each Nominee.

Nominees	Ownership of JPM 100% U.S. Treasury MM Fund	Ownership of JPM Access Balanced Fund	Ownership of JPM Global Allocation Fund	Ownership of JPM Hedged Equity Fund	Ownership of JPM International Focus Fund
John F. Finn	None	None	None	None	Over $100,000
Stephen P. Fisher	None	None	None	None	None
Kathleen M. Gallagher	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	Over $100,000	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	Over $100,000	None	None	None
Marian U. Pardo	Over $100,000	None	Over $100,000	None	None
Gary L. French	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Robert F. Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

Nominees	Ownership of JPM Mid Cap Equity Fund	Ownership of JPM Opportunistic Equity Long/ Short Fund	Ownership of JPM Prime MM Fund	Ownership of JPM SmartRetirement 2025 Fund	Ownership of JPM SmartRetirement Blend 2035 Fund
John F. Finn	Over $100,000	None	None	None	None
Stephen P. Fisher	None	Over $100,000	None	None	None
Kathleen M. Gallagher	None	None	Over $100,000	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	None	None
Mary E. Martinez	None	None	None	None	Over $100,000
Marilyn McCoy	None	None	None	Over $100,000	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None
Gary L. French	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Robert F. Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

C-1

Nominees	Ownership of JPM SmartRetirement Blend 2045 Fund	Ownership of JPM Strategic Income Opportunities Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the J.P. Morgan Family of Funds(1)
John F. Finn	None	Over $100,000	Over $100,000
Stephen P. Fisher	None	None	Over $100,000
Kathleen M. Gallagher	None	None	Over $100,000
Frankie D. Hughes	None	None	Over $100,000
Raymond Kanner	None	None	Over $100,000
Mary E. Martinez	Over $100,000	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	Over $100,000
Marian U. Pardo	None	None	Over $100,000
Gary L. French	None	None	Over $100,000
Robert J. Grassi	None	None	Over $100,000
Thomas P. Lemke	None	None	Over $100,000
Lawrence R. Maffia	None	None	Over $100,000
Emily A. Youssouf	None	None	$10,001-$50,000(2)
Robert F. Deutsch	None	None	Over $100,000
Nina O. Shenker	None	None	None

(1)

For Mses. Gallagher and McCoy and Messrs. Finn, Fisher, Kanner and Oden, these amounts include deferred compensation balances, as of 12/31/20, through participation in the J.P. Morgan Mutual Funds’ Deferred Compensation Plan for Eligible Trustees.

(2)	As of March 17, 2021.

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APPENDIX D

Fees Paid by the Funds to Independent Auditors

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended June 30, 2021 and June 30, 2020 (“Reporting Periods”)3 for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
6/30/21	$3,100,113.55
6/30/20	$3,338,891.42

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to the Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Service Affiliates, that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Funds and not reported under paragraph (1), were as follows.

Year Ended	Audit- Related Fees
6/30/21	$579,281.94
6/30/20	$764,265.81

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows.

Year Ended	Tax Fees
6/30/21	$834,195.30
6/30/20	$913,331.00

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Trust, or services provided to Service Affiliates related directly to the operation and financial reporting of the Funds other than the services reported above. The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and to the Funds’ investment adviser and the other Service Affiliates as follows.

Year Ended	Other Fees
6/30/21	$24,969.34
6/30/20	$33,455.66

[3]	Fee information reflects the fees paid to PwC over the full fiscal year by Funds with the following fiscal year ends: February 28, June 30 and October 31.

D-1

(5) The percentage of services described in each of paragraphs (2) through (4) of this Appendix D that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows

(2) 0%

(3) 0%

(4) 0%

The Trust’s Audit and Valuation Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

D-2

APPENDIX E

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Academy	131,100,057.530	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency	3,624,784,363.842	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital	60,366,375,969.027	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Empower	517,535,014.420	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	IM	1,572,946.690	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Institutional	23,871,589,367.793	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	2,185,349,173.575	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Premier	1,943,475,433.418	95,792,718,127.175
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Reserve	3,150,935,800.880	95,792,718,127.175
JPMorgan Access Balanced Fund	A	110,366.688	26,229,009.825
JPMorgan Access Balanced Fund	C	14,153.021	26,229,009.825
JPMorgan Access Balanced Fund	I	26,104,490.116	26,229,009.825
JPMorgan Access Growth Fund	A	68,532.385	24,470,577.797
JPMorgan Access Growth Fund	C	3,073.147	24,470,577.797
JPMorgan Access Growth Fund	I	24,398,972.265	24,470,577.797
JPMorgan California Municipal Money Market Fund	Agency	3,024,213.840	240,516,217.500
JPMorgan California Municipal Money Market Fund	Institutional	95,162,679.990	240,516,217.500
JPMorgan California Municipal Money Market Fund	Morgan	5,169,954.680	240,516,217.500
JPMorgan California Municipal Money Market Fund	Premier	127,202,791.570	240,516,217.500
JPMorgan California Municipal Money Market Fund	Service	9,956,577.420	240,516,217.500
JPMorgan California Tax Free Bond Fund	A	14,029,124.386	39,147,836.219
JPMorgan California Tax Free Bond Fund	C	2,746,478.940	39,147,836.219
JPMorgan California Tax Free Bond Fund	I	8,547,523.207	39,147,836.219
JPMorgan California Tax Free Bond Fund	R6	13,824,709.686	39,147,836.219
JPMorgan Corporate Bond Fund	A	3,287,183.673	34,916,385.808
JPMorgan Corporate Bond Fund	C	529,814.874	34,916,385.808
JPMorgan Corporate Bond Fund	I	10,863,568.540	34,916,385.808
JPMorgan Corporate Bond Fund	R6	20,235,818.721	34,916,385.808

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan Diversified Fund	A	6,865,231.436	52,575,577.646
JPMorgan Diversified Fund	C	640,607.477	52,575,577.646
JPMorgan Diversified Fund	I	3,099,642.023	52,575,577.646
JPMorgan Diversified Fund	L	9,842,903.529	52,575,577.646
JPMorgan Diversified Fund	R6	32,127,193.181	52,575,577.646
JPMorgan Emerging Markets Debt Fund	A	3,672,393.692	152,720,446.739
JPMorgan Emerging Markets Debt Fund	C	272,317.087	152,720,446.739
JPMorgan Emerging Markets Debt Fund	I	8,615,417.729	152,720,446.739
JPMorgan Emerging Markets Debt Fund	R5	103,292.736	152,720,446.739
JPMorgan Emerging Markets Debt Fund	R6	140,057,025.495	152,720,446.739
JPMorgan Emerging Markets Equity Fund	A	17,324,638.301	332,377,706.669
JPMorgan Emerging Markets Equity Fund	C	2,179,636.824	332,377,706.669
JPMorgan Emerging Markets Equity Fund	I	113,879,361.472	332,377,706.669
JPMorgan Emerging Markets Equity Fund	L	62,529,714.908	332,377,706.669
JPMorgan Emerging Markets Equity Fund	R2	14,447.666	332,377,706.669
JPMorgan Emerging Markets Equity Fund	R3	356,612.875	332,377,706.669
JPMorgan Emerging Markets Equity Fund	R4	90,381.015	332,377,706.669
JPMorgan Emerging Markets Equity Fund	R5	594,013.959	332,377,706.669
JPMorgan Emerging Markets Equity Fund	R6	135,408,899.649	332,377,706.669
JPMorgan Emerging Markets Strategic Debt Fund	A	112,190.208	80,680,686.584
JPMorgan Emerging Markets Strategic Debt Fund	C	5,385.555	80,680,686.584
JPMorgan Emerging Markets Strategic Debt Fund	I	590,879.114	80,680,686.584
JPMorgan Emerging Markets Strategic Debt Fund	R2	4,052.933	80,680,686.584
JPMorgan Emerging Markets Strategic Debt Fund	R6	79,968,178.774	80,680,686.584
JPMorgan Equity Focus Fund	A	284,950.054	3,702,423.319
JPMorgan Equity Focus Fund	C	131,367.369	3,702,423.319
JPMorgan Equity Focus Fund	I	2,336,007.901	3,702,423.319
JPMorgan Equity Focus Fund	R6	950,097.995	3,702,423.319
JPMorgan Europe Dynamic Fund	A	2,893,244.296	33,837,319.901
JPMorgan Europe Dynamic Fund	C	439,491.594	33,837,319.901
JPMorgan Europe Dynamic Fund	I	13,277,603.255	33,837,319.901
JPMorgan Europe Dynamic Fund	L	2,656,705.485	33,837,319.901
JPMorgan Europe Dynamic Fund	R6	14,570,275.271	33,837,319.901
JPMorgan Federal Money Market Fund	Agency	169,401,304.543	2,313,049,173.665
JPMorgan Federal Money Market Fund	Institutional	1,965,872,674.686	2,313,049,173.665
JPMorgan Federal Money Market Fund	Morgan	51,153,198.451	2,313,049,173.665
JPMorgan Federal Money Market Fund	Premier	126,621,995.985	2,313,049,173.665
JPMorgan Floating Rate Income Fund	A	3,970,670.430	69,008,167.133
JPMorgan Floating Rate Income Fund	C	967,218.655	69,008,167.133
JPMorgan Floating Rate Income Fund	I	28,295,195.737	69,008,167.133
JPMorgan Floating Rate Income Fund	R6	35,775,082.311	69,008,167.133
JPMorgan Global Allocation Fund	A	31,921,879.641	217,245,592.160
JPMorgan Global Allocation Fund	C	22,858,809.636	217,245,592.160
JPMorgan Global Allocation Fund	I	117,412,335.460	217,245,592.160
JPMorgan Global Allocation Fund	R2	293,897.597	217,245,592.160
JPMorgan Global Allocation Fund	R3	39,458.058	217,245,592.160
JPMorgan Global Allocation Fund	R4	67,342.974	217,245,592.160
JPMorgan Global Allocation Fund	R5	3,634.219	217,245,592.160
JPMorgan Global Allocation Fund	R6	44,648,234.575	217,245,592.160

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan Global Bond Opportunities Fund	A	22,417,341.839	375,397,311.914
JPMorgan Global Bond Opportunities Fund	C	6,176,677.077	375,397,311.914
JPMorgan Global Bond Opportunities Fund	I	275,175,501.100	375,397,311.914
JPMorgan Global Bond Opportunities Fund	R6	71,627,791.898	375,397,311.914
JPMorgan Hedged Equity Fund	A	69,182,771.424	710,469,773.577
JPMorgan Hedged Equity Fund	C	19,476,399.469	710,469,773.577
JPMorgan Hedged Equity Fund	I	557,625,383.079	710,469,773.577
JPMorgan Hedged Equity Fund	R5	238,844.968	710,469,773.577
JPMorgan Hedged Equity Fund	R6	63,946,374.637	710,469,773.577
JPMorgan High Yield Municipal Fund	A	16,618,815.068	44,202,929.346
JPMorgan High Yield Municipal Fund	C	2,710,584.262	44,202,929.346
JPMorgan High Yield Municipal Fund	I	23,106,083.153	44,202,929.346
JPMorgan High Yield Municipal Fund	R6	1,767,446.863	44,202,929.346
JPMorgan Income Builder Fund	A	448,501,487.146	1,174,194,961.671
JPMorgan Income Builder Fund	C	193,134,026.301	1,174,194,961.671
JPMorgan Income Builder Fund	I	488,715,296.368	1,174,194,961.671
JPMorgan Income Builder Fund	R6	43,844,151.856	1,174,194,961.671
JPMorgan Income Fund	A	75,843,198.964	1,333,655,903.974
JPMorgan Income Fund	C	106,545,818.135	1,333,655,903.974
JPMorgan Income Fund	I	788,686,360.168	1,333,655,903.974
JPMorgan Income Fund	R6	362,580,526.707	1,333,655,903.974
JPMorgan Inflation Managed Bond Fund	A	2,988,780.825	125,408,760.945
JPMorgan Inflation Managed Bond Fund	C	296,908.595	125,408,760.945
JPMorgan Inflation Managed Bond Fund	I	19,025,016.612	125,408,760.945
JPMorgan Inflation Managed Bond Fund	R5	1,459,976.280	125,408,760.945
JPMorgan Inflation Managed Bond Fund	R6	101,638,078.633	125,408,760.945
JPMorgan Intermediate Tax Free Bond Fund	A	30,283,200.436	405,394,244.314
JPMorgan Intermediate Tax Free Bond Fund	C	1,529,660.199	405,394,244.314
JPMorgan Intermediate Tax Free Bond Fund	I	55,975,496.155	405,394,244.314
JPMorgan Intermediate Tax Free Bond Fund	R6	317,605,887.524	405,394,244.314
JPMorgan International Equity Fund	A	19,513,534.458	220,323,316.870
JPMorgan International Equity Fund	C	546,361.727	220,323,316.870
JPMorgan International Equity Fund	I	25,184,967.559	220,323,316.870
JPMorgan International Equity Fund	R2	1,156,138.109	220,323,316.870
JPMorgan International Equity Fund	R5	488,897.519	220,323,316.870
JPMorgan International Equity Fund	R6	173,433,417.498	220,323,316.870
JPMorgan International Focus Fund	A	11,571,585.963	137,297,547.443
JPMorgan International Focus Fund	C	887,429.095	137,297,547.443
JPMorgan International Focus Fund	I	27,531,520.887	137,297,547.443
JPMorgan International Focus Fund	R2	73,395.154	137,297,547.443
JPMorgan International Focus Fund	R5	115,121.461	137,297,547.443
JPMorgan International Focus Fund	R6	97,118,494.883	137,297,547.443
JPMorgan International Value Fund	A	14,052,351.080	29,455,605.483
JPMorgan International Value Fund	C	323,568.195	29,455,605.483
JPMorgan International Value Fund	I	2,977,742.252	29,455,605.483
JPMorgan International Value Fund	L	517,669.794	29,455,605.483
JPMorgan International Value Fund	R2	41,547.585	29,455,605.483
JPMorgan International Value Fund	R5	4,900.229	29,455,605.483
JPMorgan International Value Fund	R6	11,537,826.348	29,455,605.483

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan Managed Income Fund	I	4,609,834.360	1,433,241,130.435
JPMorgan Managed Income Fund	L	1,428,631,296.075	1,433,241,130.435
JPMorgan Mid Cap Equity Fund	A	9,697,982.838	46,877,895.801
JPMorgan Mid Cap Equity Fund	C	347,807.001	46,877,895.801
JPMorgan Mid Cap Equity Fund	I	15,492,431.911	46,877,895.801
JPMorgan Mid Cap Equity Fund	R2	9,422.549	46,877,895.801
JPMorgan Mid Cap Equity Fund	R5	1,199.859	46,877,895.801
JPMorgan Mid Cap Equity Fund	R6	21,329,051.643	46,877,895.801
JPMorgan New York Municipal Money Market Fund	Agency	67,133,536.820	708,277,068.562
JPMorgan New York Municipal Money Market Fund	Institutional	477,329,563.020	708,277,068.562
JPMorgan New York Municipal Money Market Fund	Morgan	51,945,328.962	708,277,068.562
JPMorgan New York Municipal Money Market Fund	Premier	106,926,004.160	708,277,068.562
JPMorgan New York Municipal Money Market Fund	Reserve	1,940,813.530	708,277,068.562
JPMorgan New York Municipal Money Market Fund	Service	3,001,822.070	708,277,068.562
JPMorgan New York Tax Free Bond Fund	A	23,808,247.810	58,899,215.368
JPMorgan New York Tax Free Bond Fund	C	4,206,526.927	58,899,215.368
JPMorgan New York Tax Free Bond Fund	I	12,258,477.489	58,899,215.368
JPMorgan New York Tax Free Bond Fund	R6	18,625,963.142	58,899,215.368
JPMorgan Opportunistic Equity Long/Short Fund	A	1,347,027.257	30,004,489.458
JPMorgan Opportunistic Equity Long/Short Fund	C	306,936.064	30,004,489.458
JPMorgan Opportunistic Equity Long/Short Fund	I	15,730,277.949	30,004,489.458
JPMorgan Opportunistic Equity Long/Short Fund	R6	12,620,248.188	30,004,489.458
JPMorgan Prime Money Market Fund	Academy	1,017,481,672.269	75,705,037,354.062
JPMorgan Prime Money Market Fund	Agency	1,450,500,259.525	75,705,037,354.062
JPMorgan Prime Money Market Fund	C	605,322.820	75,705,037,354.062
JPMorgan Prime Money Market Fund	Capital	47,505,029,790.524	75,705,037,354.062
JPMorgan Prime Money Market Fund	Empower	24,997.731	75,705,037,354.062
JPMorgan Prime Money Market Fund	IM	8,586,127,538.614	75,705,037,354.062
JPMorgan Prime Money Market Fund	Institutional	15,070,507,927.200	75,705,037,354.062
JPMorgan Prime Money Market Fund	Morgan	1,000,573,546.158	75,705,037,354.062
JPMorgan Prime Money Market Fund	Premier	1,073,249,929.166	75,705,037,354.062
JPMorgan Prime Money Market Fund	Reserve	936,370.055	75,705,037,354.062
JPMorgan Research Market Neutral Fund	A	1,307,143.817	7,245,529.210
JPMorgan Research Market Neutral Fund	C	117,205.381	7,245,529.210
JPMorgan Research Market Neutral Fund	I	5,821,180.012	7,245,529.210
JPMorgan Short Duration Core Plus Fund	A	47,694,461.592	929,838,087.804
JPMorgan Short Duration Core Plus Fund	C	5,443,406.691	929,838,087.804
JPMorgan Short Duration Core Plus Fund	I	347,288,708.679	929,838,087.804
JPMorgan Short Duration Core Plus Fund	R6	529,411,510.842	929,838,087.804
JPMorgan Small Cap Blend Fund	A	10,080,222.150	36,394,514.928
JPMorgan Small Cap Blend Fund	C	771,393.627	36,394,514.928
JPMorgan Small Cap Blend Fund	I	10,436,289.858	36,394,514.928
JPMorgan Small Cap Blend Fund	R6	15,106,609.293	36,394,514.928

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan Small Cap Equity Fund	A	12,712,989.618	108,587,266.821
JPMorgan Small Cap Equity Fund	C	1,879,942.296	108,587,266.821
JPMorgan Small Cap Equity Fund	I	51,421,331.926	108,587,266.821
JPMorgan Small Cap Equity Fund	R2	120,071.016	108,587,266.821
JPMorgan Small Cap Equity Fund	R3	87,369.010	108,587,266.821
JPMorgan Small Cap Equity Fund	R4	10,844.674	108,587,266.821
JPMorgan Small Cap Equity Fund	R5	15,816,921.730	108,587,266.821
JPMorgan Small Cap Equity Fund	R6	26,537,796.551	108,587,266.821
JPMorgan Small Cap Sustainable Leaders Fund	A	106,714.027	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	C	27,949.018	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	I	492,233.487	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	R2	6,882.134	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	R3	66,837.315	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	R4	46,118.980	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	R5	2,218,706.915	5,096,336.854
JPMorgan Small Cap Sustainable Leaders Fund	R6	2,130,894.978	5,096,336.854
JPMorgan SmartRetirement 2020 Fund	A	36,480,329.843	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	C	805,566.149	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	I	12,676,130.900	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	R2	6,685,889.242	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	R3	1,822,681.412	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	R4	394,173.776	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	R5	52,209,831.050	175,206,960.029
JPMorgan SmartRetirement 2020 Fund	R6	64,132,357.657	175,206,960.029
JPMorgan SmartRetirement 2025 Fund	A	55,445,524.681	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	C	1,337,476.286	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	I	16,121,413.183	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	R2	9,246,466.454	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	R3	1,671,950.360	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	R4	722,609.814	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	R5	72,764,384.495	263,782,335.639
JPMorgan SmartRetirement 2025 Fund	R6	106,472,510.366	263,782,335.639
JPMorgan SmartRetirement 2030 Fund	A	58,195,833.947	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	C	1,017,236.006	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	I	19,382,971.692	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	R2	11,747,172.991	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	R3	3,216,732.987	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	R4	933,348.854	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	R5	86,122,172.826	291,902,904.956
JPMorgan SmartRetirement 2030 Fund	R6	111,287,435.653	291,902,904.956
JPMorgan SmartRetirement 2035 Fund	A	45,058,893.589	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	C	609,287.215	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	I	11,777,160.904	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	R2	9,048,021.387	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	R3	1,770,517.917	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	R4	780,031.171	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	R5	59,180,200.595	223,173,890.161
JPMorgan SmartRetirement 2035 Fund	R6	94,949,777.383	223,173,890.161
JPMorgan SmartRetirement 2040 Fund	A	38,753,589.548	206,876,629.619

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan SmartRetirement 2040 Fund	C	636,973.510	206,876,629.619
JPMorgan SmartRetirement 2040 Fund	I	13,831,907.375	206,876,629.619
JPMorgan SmartRetirement 2040 Fund	R2	7,492,836.357	206,876,629.619
JPMorgan SmartRetirement 2040 Fund	R3	2,427,577.663	206,876,629.619
JPMorgan SmartRetirement 2040 Fund	R4	541,080.435	206,876,629.619
JPMorgan SmartRetirement 2040 Fund	R5	62,277,655.909	206,876,629.619
JPMorgan SmartRetirement 2040 Fund	R6	80,915,008.822	206,876,629.619
JPMorgan SmartRetirement 2045 Fund	A	29,936,431.147	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	C	403,830.535	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	I	8,087,148.107	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	R2	6,250,900.810	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	R3	1,002,524.415	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	R4	392,817.350	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	R5	42,008,820.958	153,447,784.946
JPMorgan SmartRetirement 2045 Fund	R6	65,365,311.624	153,447,784.946
JPMorgan SmartRetirement 2050 Fund	A	23,783,308.214	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	C	386,198.193	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	I	10,054,207.391	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	R2	5,407,268.889	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	R3	1,163,560.289	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	R4	384,473.684	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	R5	45,743,449.093	139,583,385.868
JPMorgan SmartRetirement 2050 Fund	R6	52,660,920.115	139,583,385.868
JPMorgan SmartRetirement 2055 Fund	A	11,681,147.730	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	C	222,595.492	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	I	3,784,544.516	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	R2	3,564,243.053	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	R3	416,397.584	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	R4	115,079.461	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	R5	18,478,223.327	65,031,973.685
JPMorgan SmartRetirement 2055 Fund	R6	26,769,742.522	65,031,973.685
JPMorgan SmartRetirement 2060 Fund	A	1,943,811.997	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	C	107,070.228	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	I	1,062,822.998	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	R2	370,646.262	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	R3	297,734.116	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	R4	35,298.372	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	R5	4,091,891.157	18,427,100.393
JPMorgan SmartRetirement 2060 Fund	R6	10,517,825.263	18,427,100.393
JPMorgan SmartRetirement Blend 2020 Fund	I	465,344.496	65,981,635.044
JPMorgan SmartRetirement Blend 2020 Fund	R2	1,342.426	65,981,635.044
JPMorgan SmartRetirement Blend 2020 Fund	R3	1,601,922.470	65,981,635.044
JPMorgan SmartRetirement Blend 2020 Fund	R4	757,383.165	65,981,635.044
JPMorgan SmartRetirement Blend 2020 Fund	R5	1,515,407.314	65,981,635.044
JPMorgan SmartRetirement Blend 2020 Fund	R6	61,640,235.173	65,981,635.044
JPMorgan SmartRetirement Blend 2025 Fund	I	906,023.622	95,111,272.839
JPMorgan SmartRetirement Blend 2025 Fund	R2	50,436.944	95,111,272.839
JPMorgan SmartRetirement Blend 2025 Fund	R3	2,100,696.882	95,111,272.839
JPMorgan SmartRetirement Blend 2025 Fund	R4	1,346,988.919	95,111,272.839

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan SmartRetirement Blend 2025 Fund	R5	2,914,220.928	95,111,272.839
JPMorgan SmartRetirement Blend 2025 Fund	R6	87,792,905.544	95,111,272.839
JPMorgan SmartRetirement Blend 2030 Fund	I	888,005.300	100,259,487.732
JPMorgan SmartRetirement Blend 2030 Fund	R2	1,747.656	100,259,487.732
JPMorgan SmartRetirement Blend 2030 Fund	R3	2,478,101.636	100,259,487.732
JPMorgan SmartRetirement Blend 2030 Fund	R4	1,601,058.306	100,259,487.732
JPMorgan SmartRetirement Blend 2030 Fund	R5	3,192,822.395	100,259,487.732
JPMorgan SmartRetirement Blend 2030 Fund	R6	92,097,752.439	100,259,487.732
JPMorgan SmartRetirement Blend 2035 Fund	I	462,437.844	84,609,290.449
JPMorgan SmartRetirement Blend 2035 Fund	R2	23,322.872	84,609,290.449
JPMorgan SmartRetirement Blend 2035 Fund	R3	1,437,120.519	84,609,290.449
JPMorgan SmartRetirement Blend 2035 Fund	R4	1,382,302.720	84,609,290.449
JPMorgan SmartRetirement Blend 2035 Fund	R5	2,263,112.345	84,609,290.449
JPMorgan SmartRetirement Blend 2035 Fund	R6	79,040,994.149	84,609,290.449
JPMorgan SmartRetirement Blend 2040 Fund	I	282,257.240	72,676,238.490
JPMorgan SmartRetirement Blend 2040 Fund	R2	1,287.980	72,676,238.490
JPMorgan SmartRetirement Blend 2040 Fund	R3	1,406,355.093	72,676,238.490
JPMorgan SmartRetirement Blend 2040 Fund	R4	1,131,516.310	72,676,238.490
JPMorgan SmartRetirement Blend 2040 Fund	R5	1,754,401.595	72,676,238.490
JPMorgan SmartRetirement Blend 2040 Fund	R6	68,100,420.272	72,676,238.490
JPMorgan SmartRetirement Blend 2045 Fund	I	346,171.129	55,939,470.190
JPMorgan SmartRetirement Blend 2045 Fund	R2	1,175.296	55,939,470.190
JPMorgan SmartRetirement Blend 2045 Fund	R3	766,390.835	55,939,470.190
JPMorgan SmartRetirement Blend 2045 Fund	R4	777,433.964	55,939,470.190
JPMorgan SmartRetirement Blend 2045 Fund	R5	1,351,741.507	55,939,470.190
JPMorgan SmartRetirement Blend 2045 Fund	R6	52,696,557.459	55,939,470.190
JPMorgan SmartRetirement Blend 2050 Fund	I	147,166.582	43,430,162.936
JPMorgan SmartRetirement Blend 2050 Fund	R2	1,190.373	43,430,162.936
JPMorgan SmartRetirement Blend 2050 Fund	R3	510,145.821	43,430,162.936
JPMorgan SmartRetirement Blend 2050 Fund	R4	857,611.720	43,430,162.936
JPMorgan SmartRetirement Blend 2050 Fund	R5	1,215,114.000	43,430,162.936
JPMorgan SmartRetirement Blend 2050 Fund	R6	40,698,934.440	43,430,162.936
JPMorgan SmartRetirement Blend 2055 Fund	I	97,050.904	23,320,446.864
JPMorgan SmartRetirement Blend 2055 Fund	R2	1,265.799	23,320,446.864
JPMorgan SmartRetirement Blend 2055 Fund	R3	214,346.451	23,320,446.864
JPMorgan SmartRetirement Blend 2055 Fund	R4	425,538.076	23,320,446.864
JPMorgan SmartRetirement Blend 2055 Fund	R5	888,541.965	23,320,446.864
JPMorgan SmartRetirement Blend 2055 Fund	R6	21,693,703.669	23,320,446.864
JPMorgan SmartRetirement Blend 2060 Fund	I	24,003.476	8,868,619.408
JPMorgan SmartRetirement Blend 2060 Fund	R2	1,529.787	8,868,619.408
JPMorgan SmartRetirement Blend 2060 Fund	R3	114,469.908	8,868,619.408
JPMorgan SmartRetirement Blend 2060 Fund	R4	19,534.127	8,868,619.408
JPMorgan SmartRetirement Blend 2060 Fund	R5	304,260.704	8,868,619.408
JPMorgan SmartRetirement Blend 2060 Fund	R6	8,404,821.406	8,868,619.408
JPMorgan SmartRetirement Blend Income Fund	I	270,140.041	39,482,994.304
JPMorgan SmartRetirement Blend Income Fund	R2	2,888.932	39,482,994.304
JPMorgan SmartRetirement Blend Income Fund	R3	439,254.923	39,482,994.304
JPMorgan SmartRetirement Blend Income Fund	R4	705,477.664	39,482,994.304
JPMorgan SmartRetirement Blend Income Fund	R5	1,054,626.656	39,482,994.304

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan SmartRetirement Blend Income Fund	R6	37,010,606.088	39,482,994.304
JPMorgan SmartRetirement Income Fund	A	31,730,642.651	112,235,796.922
JPMorgan SmartRetirement Income Fund	C	602,624.478	112,235,796.922
JPMorgan SmartRetirement Income Fund	I	7,167,797.498	112,235,796.922
JPMorgan SmartRetirement Income Fund	R2	4,071,503.007	112,235,796.922
JPMorgan SmartRetirement Income Fund	R3	876,709.984	112,235,796.922
JPMorgan SmartRetirement Income Fund	R4	270,415.262	112,235,796.922
JPMorgan SmartRetirement Income Fund	R5	29,080,710.999	112,235,796.922
JPMorgan SmartRetirement Income Fund	R6	38,435,393.043	112,235,796.922
JPMorgan Strategic Income Opportunities Fund	A	81,054,390.020	859,295,285.964
JPMorgan Strategic Income Opportunities Fund	C	20,799,157.940	859,295,285.964
JPMorgan Strategic Income Opportunities Fund	I	608,843,352.845	859,295,285.964
JPMorgan Strategic Income Opportunities Fund	R5	8,578,871.986	859,295,285.964
JPMorgan Strategic Income Opportunities Fund	R6	140,019,513.173	859,295,285.964
JPMorgan Tax Aware Equity Fund	A	849,742.124	28,340,126.428
JPMorgan Tax Aware Equity Fund	C	390,879.331	28,340,126.428
JPMorgan Tax Aware Equity Fund	I	16,295,752.718	28,340,126.428
JPMorgan Tax Aware Equity Fund	R6	10,803,752.255	28,340,126.428
JPMorgan Tax Aware Real Return Fund	A	8,464,292.466	52,927,414.040
JPMorgan Tax Aware Real Return Fund	C	563,289.714	52,927,414.040
JPMorgan Tax Aware Real Return Fund	I	41,070,564.093	52,927,414.040
JPMorgan Tax Aware Real Return Fund	R6	2,829,267.767	52,927,414.040
JPMorgan Tax Free Money Market Fund	Agency	300,306,329.620	8,102,111,408.722
JPMorgan Tax Free Money Market Fund	Institutional	5,791,977,958.588	8,102,111,408.722
JPMorgan Tax Free Money Market Fund	Morgan	18,829,809.464	8,102,111,408.722
JPMorgan Tax Free Money Market Fund	Premier	390,813,474.110	8,102,111,408.722
JPMorgan Tax Free Money Market Fund	Reserve	1,600,183,836.940	8,102,111,408.722
JPMorgan Total Return Fund	A	8,631,874.112	54,325,174.495
JPMorgan Total Return Fund	C	1,585,011.462	54,325,174.495
JPMorgan Total Return Fund	I	35,202,957.261	54,325,174.495
JPMorgan Total Return Fund	R2	22,280.740	54,325,174.495
JPMorgan Total Return Fund	R5	1,679,404.539	54,325,174.495
JPMorgan Total Return Fund	R6	7,203,646.381	54,325,174.495
JPMorgan U.S. Applied Data Science Value Fund	A	1,663,415.716	6,661,868.386
JPMorgan U.S. Applied Data Science Value Fund	C	296,691.015	6,661,868.386
JPMorgan U.S. Applied Data Science Value Fund	I	3,436,859.696	6,661,868.386
JPMorgan U.S. Applied Data Science Value Fund	R2	84,910.292	6,661,868.386
JPMorgan U.S. Applied Data Science Value Fund	R5	111,591.393	6,661,868.386
JPMorgan U.S. Applied Data Science Value Fund	R6	1,068,400.274	6,661,868.386
JPMorgan U.S. Equity Fund	A	77,451,391.837	917,249,885.607
JPMorgan U.S. Equity Fund	C	18,051,240.047	917,249,885.607
JPMorgan U.S. Equity Fund	I	83,492,377.126	917,249,885.607
JPMorgan U.S. Equity Fund	L	87,921,300.291	917,249,885.607
JPMorgan U.S. Equity Fund	R2	12,527,291.852	917,249,885.607
JPMorgan U.S. Equity Fund	R3	8,091,127.904	917,249,885.607
JPMorgan U.S. Equity Fund	R4	2,157,645.551	917,249,885.607
JPMorgan U.S. Equity Fund	R5	49,033,191.618	917,249,885.607
JPMorgan U.S. Equity Fund	R6	578,524,319.381	917,249,885.607
JPMorgan U.S. GARP Equity Fund	A	1,611,307.958	17,650,338.413

Fund Name	Share Class	Shares Outstanding – Class Level	Shares Outstanding – Fund Level
JPMorgan U.S. GARP Equity Fund	C	412,853.589	17,650,338.413
JPMorgan U.S. GARP Equity Fund	I	2,178,683.850	17,650,338.413
JPMorgan U.S. GARP Equity Fund	R2	628,773.726	17,650,338.413
JPMorgan U.S. GARP Equity Fund	R5	2,198,109.853	17,650,338.413
JPMorgan U.S. GARP Equity Fund	R6	10,620,609.437	17,650,338.413
JPMorgan U.S. Large Cap Core Plus Fund	A	12,323,714.254	95,282,094.084
JPMorgan U.S. Large Cap Core Plus Fund	C	1,504,381.547	95,282,094.084
JPMorgan U.S. Large Cap Core Plus Fund	I	60,789,258.069	95,282,094.084
JPMorgan U.S. Large Cap Core Plus Fund	R2	229,721.512	95,282,094.084
JPMorgan U.S. Large Cap Core Plus Fund	R5	1,205,415.401	95,282,094.084
JPMorgan U.S. Large Cap Core Plus Fund	R6	19,229,603.301	95,282,094.084
JPMorgan U.S. Research Enhanced Equity Fund	A	4,755,024.642	137,596,191.125
JPMorgan U.S. Research Enhanced Equity Fund	I	18,514,603.126	137,596,191.125
JPMorgan U.S. Research Enhanced Equity Fund	R6	114,326,563.357	137,596,191.125
JPMorgan U.S. Small Company Fund	A	5,671,935.402	47,327,613.356
JPMorgan U.S. Small Company Fund	C	973,897.134	47,327,613.356
JPMorgan U.S. Small Company Fund	I	9,065,954.662	47,327,613.356
JPMorgan U.S. Small Company Fund	L	13,048,862.760	47,327,613.356
JPMorgan U.S. Small Company Fund	R2	1,897,247.508	47,327,613.356
JPMorgan U.S. Small Company Fund	R3	1,566,908.074	47,327,613.356
JPMorgan U.S. Small Company Fund	R4	466,890.388	47,327,613.356
JPMorgan U.S. Small Company Fund	R5	401,189.493	47,327,613.356
JPMorgan U.S. Small Company Fund	R6	14,234,727.935	47,327,613.356
JPMorgan U.S. Sustainable Leaders Fund	A	434,458.370	2,094,724.425
JPMorgan U.S. Sustainable Leaders Fund	C	65,130.711	2,094,724.425
JPMorgan U.S. Sustainable Leaders Fund	I	1,134,654.686	2,094,724.425
JPMorgan U.S. Sustainable Leaders Fund	R6	460,480.658	2,094,724.425
JPMorgan U.S. Value Fund	A	8,106,611.053	26,413,572.407
JPMorgan U.S. Value Fund	C	690,408.427	26,413,572.407
JPMorgan U.S. Value Fund	I	13,381,886.273	26,413,572.407
JPMorgan U.S. Value Fund	R2	33,279.694	26,413,572.407
JPMorgan U.S. Value Fund	R3	70,971.984	26,413,572.407
JPMorgan U.S. Value Fund	R4	1,600.793	26,413,572.407
JPMorgan U.S. Value Fund	R5	2,642.241	26,413,572.407
JPMorgan U.S. Value Fund	R6	4,126,171.942	26,413,572.407
JPMorgan Unconstrained Debt Fund	A	1,343,315.012	109,251,788.228
JPMorgan Unconstrained Debt Fund	C	488,294.180	109,251,788.228
JPMorgan Unconstrained Debt Fund	I	81,801,664.176	109,251,788.228
JPMorgan Unconstrained Debt Fund	R2	86,796.144	109,251,788.228
JPMorgan Unconstrained Debt Fund	R5	1,002,511.365	109,251,788.228
JPMorgan Unconstrained Debt Fund	R6	24,529,207.351	109,251,788.228
JPMorgan Value Advantage Fund	A	24,672,669.865	255,253,070.037
JPMorgan Value Advantage Fund	C	7,947,760.121	255,253,070.037
JPMorgan Value Advantage Fund	I	54,450,546.240	255,253,070.037
JPMorgan Value Advantage Fund	L	42,997,924.833	255,253,070.037
JPMorgan Value Advantage Fund	R2	4,615.028	255,253,070.037
JPMorgan Value Advantage Fund	R3	60,732.835	255,253,070.037
JPMorgan Value Advantage Fund	R4	39,631.330	255,253,070.037
JPMorgan Value Advantage Fund	R5	31,949.950	255,253,070.037
JPMorgan Value Advantage Fund	R6	125,047,239.835	255,253,070.037

APPENDIX F

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of June 30, 2021, the following persons were the owners of more than 5% of the outstanding classes of shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Persons who beneficially own 25% or more of the outstanding shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPMORGAN 100% US TREASURY SECURITIES MONEY MARKET FUND

ACADEMY SHARES	JPMS LLC—CHASE PROCESSING 28521*	91.49%
	JPMS LLC IB 352
	FBO 1210003719003
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

	DOLLAR GENERAL	8.42%
	ATTN BETHANY MALAKELIS
	100 MISSION RDG
	GOODLETTSVILLE TN 37072-2171

AGENCY SHARES	JPMORGAN CHASE BANK, N.A.*	30.77%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JPMORGAN CHASE BANK, N.A.*	27.27%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	JPMORGAN CHASE BANK NATIONAL ASSOC
	10410 HIGHLAND MANOR DR FL 03
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK, N.A.*	22.57%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	JPMORGAN CHASE BANK NATIONAL ASSOC
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

CAPITAL SHARES	JPMORGAN CHASE BANK, N.A.*	22.33%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	HARE & CO 2B	9.62%
	ATTN STIF OPERATIONS
	PO BOX 223910
	PITTSBURGH PA 15251-2910

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	ASTRAZENECA FINANCE AND HOLDINGSINC	7.74%
	ATTN DAVID E WHITE
	1800 CONCORD PIKE
	WILMINGTON DE 19897-0001

EMPOWER SHARES	WALMART	96.61%
	702 SW 8TH ST
	BENTONVILLE AR 72716-6209

IM SHARES	SUNRISE PARTNERS LIMITED	76.06%
	PARTNERSHIP
	C/O PALOMA PARTNERS MGMT CO
	TWO AMERICAN LANE
	GREENWICH CT 06831-2559

	ABS OPPORTUNITIES LTD—SNCB	22.03%
	537 STEAMBOAT ROAD
	GREENWICH CT 06830-7153

INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP*	27.98%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JPMORGAN CHASE BANK, N.A.*	24.09%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	HARE & CO # 2	15.81%
	ATTN STIF OPERATIONS
	PO BOX 223910
	PITTSBURGH PA 15251-2910

	HARE & CO 2B	7.53%
	ATTN STIF OPERATIONS
	PO BOX 223910
	PITTSBURGH PA 15251-2910

MORGAN SHARES	E TRADE SEC LLC AS AGE FOR THE EXC	66.95%
	EX BEN OF ITS DEP CUST FOR THEM&OTH
	ATTN PAYMENT SERVICES DEPT
	671 N GLEBE RD
	BALLSTON TOWERS
	ARLINGTON VA 22203-2120

	JPMORGAN CHASE BANK, N.A.*	10.73%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	JPMORGAN CHASE BANK NATIONAL ASSOC
	10410 HIGHLAND MANOR DRIVE FLOOR 03

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK, N.A.*	6.01%
	FBO ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

PREMIER SHARES	JPMORGAN CHASE BANK, N.A.*	64.85%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	LPL FINANCIAL	7.16%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	ZIONS FIRST NATIONAL BANK	6.70%
	1 S MAIN ST
	SALT LAKE CTY UT 84133-1109

RESERVE SHARES	JPMSI AS AGENT FOR KINGSLEY AND CO*	97.57%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

JPMORGAN ACCESS BALANCED FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	93.95%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	100.00%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	98.62%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMORGAN ACCESS GROWTH FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	99.58%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	100.00%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	96.81%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMORGAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

AGENCY SHARES	JPMORGAN CHASE BANK, N.A.*	99.66%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK, N.A.*	86.12%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	BEAR STEARNS & CO INC*	12.58%
	ATTN DENISE DILORENZO SIEGEL
	1 METROTECH CTR N
	BROOKLYN NY 11201-3832

MORGAN SHARES	J. P. MORGAN SECURITIES LLC*	87.34%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	BEAR STEARNS & CO INC*	5.17%
	ATTN DENISE DILORENZO SIEGEL
	1 METROTECH CTR N
	BROOKLYN NY 11201-3832

PREMIER SHARES	FIDUCIARY TRUST REVENUE	55.05%
	ATTN: BANK OPERATIONS
	280 PARK AVE FL 6TH
	NEW YORK NY 10017-1274

	JPMORGAN CHASE BANK, N.A.*	32.01%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	FIDUCIARY TRUST	6.77%
	ATTN: BANK OPERATIONS
	280 PARK AVE FL 6TH
	NEW YORK NY 10017-1216

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR	100.00%
	AND EXCLUSIVE BENEFIT FOR IT’S
	CUSTOMERS
	ATTN KRISTIN KENNEDY
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMORGAN CALIFORNIA TAX FREE BOND FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	57.43%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	18.94%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	WELLS FARGO CLEARING SERVICES LLC	9.40%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	71.47%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	5.90%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	31.80%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	AMERICAN ENTERPRISE INVESTMENT SVC	22.94%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	TD AMERITRADE INC FOR THE	14.24%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

	CHARLES SCHWAB & CO INC	8.95%
	ATTN MUTUAL FUND OPS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	PERSHING LLC	5.02%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	93.46%
	FBO 096-06018-13
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	6.54%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN CORPORATE BOND FUND

CLASS A SHARES	EDWARD D JONES & CO	43.71%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	17.54%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	7.27%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	TD AMERITRADE INC FOR THE	5.01%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	44.91%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	26.15%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES & ASSOC INC CSDN	15.66%
	FBO GEORGE P GENTRY IRA
	PO BOX 2057
	LEBANON OR 97355-0985

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL	5.77%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	43.13%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	29.47%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	LPL FINANCIAL	5.83%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	FIDELITY DEPOSIT AND DISCOUNT BANK	5.82%
	101 N BLAKELY ST
	DUNMORE PA 18512-1900

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	47.48%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	FIRST NATIONAL TRUST COMPANY	22.79%
	532 MAIN ST STE 7
	JOHNSTOWN PA 15901-2093

	EDWARD D JONES & CO	14.51%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	JPMIM AS AGENT FOR*	5.38%
	BAE SYSTEMS NORTH AMERICA INC
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD
	OPS 3 FL 2
	NEWARK DE 19713-2105

JPMORGAN DIVERSIFIED FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	46.58%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	46.36%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	17.87%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	10.40%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	61.81%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.10%
	MICHIGAN CORPORATE SERVICES LLC 401
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

L SHARES	WESTINGHOUSE ELECTRIC COMPANY ESBU	31.31%
	SAVINGS PLAN
	STATE STREET BANK & TRUST
	105 ROSEMONT RD
	WESTWOOD MA 02090

	GREAT-WEST TRUST COMPANY LLC TTEE F	16.46%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	THE GRACO FOUNDATION	14.20%
	PO BOX 1441
	MINNEAPOLIS MN 55440-1441

	GREAT-WEST TRUST COMPANY LLC TTEE F	11.85%
	DISCOUNT TIRE AMERICAS TIRE RETIREM
	PLAN
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	J. P. MORGAN SECURITIES LLC*	8.66%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	5.25%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RELIANCE TRUST COMPANY FBO	5.21%
	MALVERN
	PO BOX 28004
	ATLANTA GA 30358-0004

CLASS R6 SHARES	JPMIM AS AGENT FOR*	53.28%
	WEILL CORNELL MEDICAL BENEFITS
	TRUST DIVERSIFIED
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-2470
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	13.20%
	BAE SYSTEMS SUPPLEMENTAL RETIREMENT
	TRUST
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY # OH1-0084
	COLUMBUS OH 43240-2031

	JPMIM AS AGENT FOR*	11.85%
	PALOMA RHEEM INVESTMENTS, INC.
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY OH1-0084
	COLUMBUS OH 43240-2031

	J. P. MORGAN SECURITIES LLC*	8.47%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JPMIM AS AGENT FOR*	7.32%
	MARTIN SPROCKET AND GEAR INC.
	ATTN: CLIENT SERVICES
	1111 POLARIS PKWY OH1-0084
	COLUMBUS OH 43240-2031

JPMORGAN EMERGING MARKETS DEBT FUND

CLASS A SHARES	EDWARD D JONES & CO	54.11%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	16.52%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	7.50%
	SPECIAL CUSTODY ACCT
	FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	23.59%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	J. P. MORGAN SECURITIES LLC*	19.00%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	18.00%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	15.64%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MORGAN STANLEY SMITH BARNEY LLC	13.20%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS I SHARES	WELLS FARGO CLEARING SERVICES LLC	20.25%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	20.12%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	16.43%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	J. P. MORGAN SECURITIES LLC*	14.04%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	AMERICAN ENTERPRISE INVESTMENT SVC	9.21%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	MORGAN STANLEY SMITH BARNEY LLC	5.60%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS R5 SHARES	NABANK & CO.	81.16%
	PO BOX 2180
	TULSA OK 74101-2180

	ASCENSUS TRUST COMPANY FBO	18.34%
	BETTS & HOLT TAX DEFERRED SVGS PLAN
	PO BOX 10758
	FARGO ND 58106-0758

CLASS R6 SHARES	MAC & CO A/C	17.25%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	JPMIM AS AGENT FOR*	8.60%
	JPMORGAN SMARTRETIREMENT 2030 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	7.88%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.91%
	JPMORGAN SMARTRETIREMENT 2020 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.02%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPMORGAN EMERGING MARKETS EQUITY FUND

CLASS A SHARES	EDWARD D JONES & CO	28.86%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	CHARLES SCHWAB & CO INC	20.09%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	J. P. MORGAN SECURITIES LLC*	8.07%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	TD AMERITRADE INC FOR THE	7.40%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

	NATIONAL FINANCIAL SERVICES LLC	5.18%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	26.92%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	J. P. MORGAN SECURITIES LLC*	19.10%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	17.06%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	MLPF&S FOR THE SOLE BENEFIT OF	5.32%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9L4S5
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	22.90%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	13.62%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	MORGAN STANLEY SMITH BARNEY LLC	12.87%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	CHARLES SCHWAB & CO INC	12.29%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	J. P. MORGAN SECURITIES LLC*	8.01%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	LPL FINANCIAL	7.27%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS L SHARES	CHARLES SCHWAB & CO INC	25.82%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONAL FINANCIAL SERVICES LLC	16.87%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	RAYMOND JAMES	15.44%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	12.82%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	J. P. MORGAN SECURITIES LLC*	11.10%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	CHARLES SCHWAB & CO INC	8.77%
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN STREET
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	MATRIX TRUST COMPANY AS AGENT FOR	14.85%
	ADVISOR TRUST, INC.
	ASHLAND CITY SCHOOLS 403(B) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	GREAT-WEST TRUST COMPANY LLC TTEE F	14.77%
	EMPLOYEE BENEFITS CLIENTS 401K—FG
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	SCOTT GOLDMAN & LAWRENCE HOOPER III	10.74%
	C/O FASCORE
	DIVISION 9 ASSOCIATES INC 401K PSP
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	LORI MCLEOD & TODD MITCHELL TTEE FB	8.05%
	C/O FASCORE
	GORDON ENERGY & DRAINAGE CO EMP 401
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	DANIEL KAREN & PETER BARTSCHKE TTEE	7.14%
	C/O FASCORE
	STANDARD TOOL & DIE INC EE PSP & TR
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	RICHARD LEE TTEE FBO	5.99%
	C/O FASCORE
	RENAISSANCE PLASTIC SURGERY INC 401
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MATRIX TRUST COMPANY AS AGENT FOR	5.08%
	ADVISOR TRUST, INC
	FREE2B 401(K) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R3 SHARES	MLPF&S FOR THE SOLE BENEFIT OF	53.10%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	DCGT AS TTEE AND/OR CUST	26.99%
	FBO PLIC VARIOUS RETIREMENT PLANS
	ATTN NPIO TRADE DESK
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.16%
	EMPLOYEE BENEFITS CLIENTS 401K—FG
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R4 SHARES	LINCOLN RETIREMENT SERVICES COMPANY	24.52%
	FBO WORLD ELECT SALES & SERVICE INC
	PO BOX 7876
	FORT WAYNE IN 46801-7876

	NATIONAL FINANCIAL SERVICES LLC	16.40%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	T ROWE PRICE RETIREMENT PLAN	11.50%
	SERVICES INC CUST
	FBO RETIREMENT PLAN CLIENTS
	4515 PAINTERS MILL RD
	OWINGS MILLS MD 21117-4903

	LINCOLN RETIREMENT SERVICES COMPANY	11.43%
	FBO MONTCLAIR BOARD OF EDUC 403B
	PO BOX 7876
	FORT WAYNE IN 46801-7876

	STATE STREET BANK & TRUST AS	7.49%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	LINCOLN RETIREMENT SERVICES COMPANY	9.36%
	FBO SMH HEALTH CARE INC 403B RET SV
	PO BOX 7876
	FORT WAYNE IN 46801-7876

	CHARLES SCHWAB & CO INC	5.67%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R6 SHARES	EDWARD D JONES & CO	22.04%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	9.63%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	6.45%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	5.60%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMORGAN EMERGING MARKETS STRATEGIC DEBT FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	31.93%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	16.75%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	EDWARD D JONES & CO	15.57%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	NATIONAL FINANCIAL SERVICES LLC	12.67%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	5.29%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	TD AMERITRADE INC FOR THE	5.08%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

CLASS C SHARES	PERSHING LLC	77.66%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

	J. P. MORGAN SECURITIES LLC*	22.34%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC	91.64%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	72.67%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

	MATRIX TRUST COMPANY AS AGENT FOR	27.33%
	ADVISOR TRUST, INC.
	STATE OF HAWAII DEPT OF EDU 403(B)
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R6 SHARES	JPMIM AS AGENT FOR*	15.10%
	JPMORGAN SMARTRETIREMENT 2030 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	13.82%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	10.37%
	JPMORGAN SMARTRETIREMENT 2020 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	8.82%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.59%
	JPMORGAN SMARTRETIREMENT 2040 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.10%
	JPMORGAN SMARTRETIREMENT INCOME
	FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.73%
	JPMORGAN SMARTRETIREMENT BLEND 2025
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.70%
	JPMORGAN SMARTRETIREMENT BLEND 2030
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN EQUITY FOCUS FUND

CLASS A SHARES	EDWARD D JONES & CO	36.53%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	30.55%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	LPL FINANCIAL	14.02%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	NATIONAL FINANCIAL SERVICES LLC	25.69%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	25.36%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	15.46%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	10.94%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	EDWARD D JONES & CO	6.35%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	UBS WM USA	6.35%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	94.86%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R6 SHARES	SEI PRIVATE TRUST COMPANY	77.97%
	C/O TRUIST ID 866
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456-9989

	EDWARD D JONES & CO	16.86%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	5.10%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPMORGAN EUROPE DYNAMIC FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	29.32%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	CHARLES SCHWAB & CO INC	12.91%
	REINVEST ACCOUNT
	ATTN: MUTUAL FUNDS DEPT
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	EDWARD D JONES & CO	11.07%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710
	NATIONAL FINANCIAL SERVICES LLC	9.24%

	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	LPL FINANCIAL	5.33%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	PERSHING LLC	5.05%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	37.53%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	11.35%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	9.70%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	PERSHING LLC	7.63%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES	5.49%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	46.15%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	15.38%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	J. P. MORGAN SECURITIES LLC*	10.46%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	LPL FINANCIAL	8.18%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MLPF&S FOR THE SOLE BENEFIT OF	7.15%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9E9K5
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

L SHARES	CHARLES SCHWAB & CO INC	75.45%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONAL FINANCIAL SERVICES LLC	18.09%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R6 SHARES	JPMIM AS AGENT FOR*	29.67%
	JPMORGAN INVESTOR GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	25.55%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	21.56%
	JPMORGAN INVESTOR GROWTH AND INCOME
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	9.80%
	JPMORGAN DIVERSIFIED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	9.08%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN FEDERAL MONEY MARKET FUND

AGENCY SHARES	HARE & CO # 2	42.44%
	ATTN STIF OPERATIONS
	PO BOX 223910
	PITTSBURGH PA 15251-2910

	JPMORGAN CHASE BANK, N.A.*	16.64%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	J. P. MORGAN SECURITIES LLC*	12.31%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JPMORGAN CHASE BANK, N.A.*	8.67%
	FBO ITS CUSTOMERS
	JPM INDY SWEEP NON DISCLOSED ACCT
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	TD AMERITRADE INC FOR THE	6.81%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

	AXIOM MANAGEMENT PARTNERS LLC	6.24%
	30 W 74TH ST APT 1C
	NEW YORK NY 10023-2456

INSTITUTIONAL SHARES	EDWARD D JONES & CO	41.66%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	JPMORGAN CHASE BANK, N.A.*	36.50%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	BOFA SECURITIES INC FOR THE SOLE	6.95%
	BENEFIT OF ITS CUSTOMERS
	200 N COLLEGE ST FL 3
	NCI-004-03-06
	CHARLOTTE NC 28202-2191

MORGAN SHARES	J. P. MORGAN SECURITIES LLC*	31.88%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	18.13%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

PREMIER SHARES	JPMORGAN CHASE BANK, N.A.*	54.49%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	LPL FINANCIAL	12.41%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	TD AMERITRADE INC FOR THE	8.80%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CITIBANK NA FBO 109217 AES ILUMINA	7.09%
	ATTN MARK ALTABE
	399 PARK AVENUE
	NEW YORK NY 10022-4614

JPMORGAN FLOATING RATE INCOME FUND

CLASS A SHARES	EDWARD D JONES & CO	31.12%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	24.66%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	10.34%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	CHARLES SCHWAB & CO INC	8.09%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RAYMOND JAMES	5.78%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	45.80%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	18.59%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	5.70%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES	5.13%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC	5.10%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	87.59%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R6 SHARES	JPMIM AS AGENT FOR*	16.88%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	14.76%
	JPMORGAN SMARTRETIREMENT 2020 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	MAC & CO A/C	12.98%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	JPMIM AS AGENT FOR*	10.16%
	ADVENTIST HEALTH SYSTEM SUNBELT
	HEALTHCARE CORP
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY OH1-0084
	COLUMBUS OH 43240-2050

	J. P. MORGAN SECURITIES LLC*	10.01%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	8.55%
	JPMORGAN SMARTRETIREMENT INCOME
	FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.73%
	JPMORGAN SMARTRETIREMENT BLEND 2025
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.92%
	JPMORGAN SMARTRETIREMENT BLEND 2020
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN GLOBAL ALLOCATION FUND

CLASS A SHARES	EDWARD D JONES & CO	28.62%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	20.15%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MLPF&S FOR THE SOLE BENEFIT OF	8.52%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY LLC	8.22%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	NATIONAL FINANCIAL SERVICES LLC	5.01%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC	18.63%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC	12.72%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	11.89%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	10.77%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF	10.11%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	RAYMOND JAMES	8.48%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	PERSHING LLC	6.25%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	MLPF&S FOR THE SOLE BENEFIT OF	15.70%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY LLC	13.28%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	CHARLES SCHWAB & CO INC	12.29%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	11.94%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	WELLS FARGO CLEARING SERVICES LLC	8.99%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	7.18%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	UBS WM USA	6.52%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	PERSHING LLC	5.14%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	5.06%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	19.24%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MATRIX TRUST COMPANY AS AGENT FOR	17.02%
	NEWPORT TRUST COMPANY
	TASTE BUDS MANAGEMENT 401(K) PLAN
	35 IRON POINT CIR STE 300
	FOLSOM CA 95630-8589

	ASCENSUS TRUST COMPANY FBO	7.27%
	KERR PUMP AND SUPPLY INC 401K RETIR
	PO BOX 10758
	FARGO ND 58106-0758

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	SANDY MOON FBO	5.64%
	EMB STATISTICAL SOLUTIONS LLC 401(K
	9300 WEST 110TH STREET
	OVERLAND PARK KS 66210-1437

CLASS R3 SHARES	MLPF&S FOR THE SOLE BENEFIT OF	95.49%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R4 SHARES	NATIONAL FINANCIAL SERVICES LLC	49.28%
	PAUL A RENKE TTEE
	ROCHESTER HILLS OMS PC 401K PLAN
	1205 W UNIVERSITY DR
	ROCHESTER HLS MI 48307-1864

	NATIONAL FINANCIAL SERVICES LLC	49.13%
	ROBERT RYNBRANDT/ DIANA YBARRA SANG
	KANG MATTHEW MYAARD TTEE GLOBAL CON
	CEPTS 401K PLAN
	785 WAVERLY CT
	HOLLAND MI 49423-9387

CLASS R5 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	96.39%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R6 SHARES	ASPIRIANT DEFENSIVE ALLOCATION FUND	35.13%
	111 EAST KILBOURN AVE
	MILWAUKEE WI 53202-6633

	FACTORY MUTUAL INSURANCE COMPANY	21.71%
	ATTN SANJAY CHAWLA
	404 WYMAN ST STE 390
	WALTHAM MA 02451-1275

	JPMIM AS AGENT FOR*	10.24%
	SOUTHERN ILLINOIS HOSPITAL SERVICES
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY # OH1-0084
	COLUMBUS OH 43240-2031

	J. P. MORGAN SECURITIES LLC*	7.99%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	5.43%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPMORGAN GLOBAL BOND OPPORTUNITIES FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC	44.99%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	MORGAN STANLEY SMITH BARNEY LLC	10.94%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	UBS WM USA	8.63%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	EDWARD D JONES & CO	7.34%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	5.61%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	5.20%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	18.52%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	15.06%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	NATIONAL FINANCIAL SERVICES LLC	13.51%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA	11.62%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	RAYMOND JAMES	7.47%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	WELLS FARGO CLEARING SERVICES LLC	7.34%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	5.28%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	28.38%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	AMERICAN ENTERPRISE INVESTMENT SVC	11.63%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	NATIONAL FINANCIAL SERVICES LLC	9.47%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	UBS WM USA	7.90%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	MORGAN STANLEY SMITH BARNEY LLC	7.80%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	5.18%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST.
	SAN FRANCISCO CA 94105-1905

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	45.14%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JPMIM AS AGENT FOR*	14.50%
	AARP
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY # OH1-0084
	COLUMBUS OH 43240-2031

	C/O HILLS SWP	11.50%
	SEI PRIVATE TRUST COMPANY
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	NATIONAL FINANCIAL SERVICES LLC	5.63%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	5.20%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN HEDGED EQUITY FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	54.79%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	12.01%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	J. P. MORGAN SECURITIES LLC*	7.41%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	TD AMERITRADE INC FOR THE	7.11%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	24.89%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	16.38%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	11.79%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	MORGAN STANLEY SMITH BARNEY LLC	10.20%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	PERSHING LLC	8.03%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	7.57%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	LPL FINANCIAL	6.67%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	6.57%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	18.60%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	15.95%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	PERSHING LLC	10.68%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	8.49%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MORGAN STANLEY SMITH BARNEY LLC	8.42%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	AMERICAN ENTERPRISE INVESTMENT SVC	8.37%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	TD AMERITRADE INC FOR THE	7.42%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

	WELLS FARGO CLEARING SERVICES LLC	5.40%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	RAYMOND JAMES	5.14%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	MATRIX TRUST COMPANY AS AGENT FOR	30.50%
	NEWPORT TRUST COMPANY
	R G JOHNSON COMPANY INC 401(K) R
	35 IRON POINT CIR STE 300
	FOLSOM CA 95630-8589

	FIDELITY INVESTMENT INST OPERATIONS	23.62%
	CUST FBO
	AMERICAN TANK & VESSEL, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	RELIANCE TRUST CO TTEE OAK MITSUI	9.98%
	EMPLOYEES PENSION PLAN
	201 17TH ST NW STE 1000
	ATLANTA GA 30363-1195

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.90%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	8.84%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	24.38%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MARIL & CO FBO NG	17.81%
	C/O RELIANCE TRUST COMPANY WI
	MAILCODE: BD1N—ATTN: MF
	4900 W BROWN DEER RD
	MILWAUKEE WI 53223-2422

	SEI PRIVATE TRUST COMPANY	13.53%
	C/O REGIONS BANK
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456-9989

	MORI & CO	7.56%
	922 WALNUT ST
	MAILSTOP TBTS 2
	KANSAS CITY MO 64106-1802

	PERSHING LLC	6.68%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	6.28%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPMORGAN HIGH YIELD MUNICIPAL FUND

CLASS A SHARES	EDWARD D JONES & CO	36.30%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	23.06%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	9.88%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	WELLS FARGO CLEARING SERVICES LLC	8.18%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	24.56%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	22.08%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	WELLS FARGO CLEARING SERVICES LLC	16.77%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	RAYMOND JAMES	7.91%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	AMERICAN ENTERPRISE INVESTMENT SVC	7.87%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO	5.20%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS I SHARES	UBS WM USA	20.34%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	NATIONAL FINANCIAL SERVICES LLC	19.67%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	AMERICAN ENTERPRISE INVESTMENT SVC	11.55%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	PERSHING LLC	7.93%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	J. P. MORGAN SECURITIES LLC*	7.68%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RAYMOND JAMES	5.87%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	C/O UNION BANK ID 797	5.49%
	SEI PRIVATE TRUST COMPANY
	FBO 6734309350
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	WELLS FARGO CLEARING SERVICES LLC	5.00%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R6 SHARES	JPMIM AS AGENT FOR*	57.48%
	THE WW GRAINGER INC GROUP
	BENEFIT PLAN I
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY OH1-0084
	COLUMBUS OH 43240-2031

	EDWARD D JONES & CO	42.00%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN INCOME BUILDER FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	26.54%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	21.41%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	MORGAN STANLEY SMITH BARNEY LLC	9.25%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	MLPF&S FOR THE SOLE BENEFIT OF	8.02%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LR23
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	WELLS FARGO CLEARING SERVICES LLC	7.31%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	24.46%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	16.85%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY LLC	8.84%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	AMERICAN ENTERPRISE INVESTMENT SVC	7.13%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	RAYMOND JAMES	6.66%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	PERSHING LLC	5.90%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC	13.54%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	12.72%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF	10.05%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LR23
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	8.13%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	AMERICAN ENTERPRISE INVESTMENT SVC	7.75%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA	7.52%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	RAYMOND JAMES	7.34%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	PERSHING LLC	6.34%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	5.79%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	J. P. MORGAN SECURITIES LLC*	5.34%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R6 SHARES	EDWARD D JONES & CO	59.55%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	SAXON & CO	8.52%
	FBO 20100026917075
	PO BOX 94597
	CLEVELAND OH 44101-4597

	J. P. MORGAN SECURITIES LLC*	5.19%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RELIANCE TRUST CO FBO	5.12%
	SALEM TRUST R/R
	PO BOX 78446
	ATLANTA GA 30357-2446

JPMORGAN INCOME FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	64.24%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	TD AMERITRADE INC FOR THE	8.16%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

	NATIONAL FINANCIAL SERVICES LLC	7.16%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	5.33%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	91.29%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS I SHARES	CHARLES SCHWAB & CO INC	38.04%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONAL FINANCIAL SERVICES LLC	16.92%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	14.55%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	9.34%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	51.23%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	8.34%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	8.10%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN INFLATION MANAGED BOND FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	30.90%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	28.51%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	CHARLES SCHWAB & CO INC	6.66%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	J. P. MORGAN SECURITIES LLC*	5.86%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	24.83%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	22.42%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY LLC	13.92%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	RAYMOND JAMES	13.32%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	EDWARD D JONES & CO	6.99%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	48.55%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	LPL FINANCIAL	11.80%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	J. P. MORGAN SECURITIES LLC*	11.62%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	11.07%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	CHARLES SCHWAB & CO INC	7.08%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	78.74%
	THE NORTHERN TRUST COMPANY
	FBO A/C
	MUTUAL FUND SERVICE WB33
	333 S WABASH AVE
	CHICAGO IL 60604-4107

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	10.85%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	DCGT TRUSTEE & OR CUSTODIAN	5.88%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

CLASS R6 SHARES	JPMIM AS AGENT FOR*	23.73%
	JPMORGAN SMARTRETIREMENT 2020 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	14.81%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	14.18%
	JPMORGAN SMARTRETIREMENT INCOME
	FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	9.57%
	JPMORGAN SMARTRETIREMENT BLEND 2020
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	MAC & CO A/C	6.76%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	JPMIM AS AGENT FOR*	6.60%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.12%
	JPMORGAN SMARTRETIREMENT BLEND 2025
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	5.93%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.02%
	JPMORGAN SMARTRETIREMENT BLEND
	INCOME
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN INTERMEDIATE TAX FREE BOND FUND

CLASS A SHARES	EDWARD D JONES & CO	48.64%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	33.22%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	62.74%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	8.69%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	6.26%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	EDWARD D JONES & CO	5.58%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	39.13%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	17.93%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MORGAN STANLEY SMITH BARNEY LLC	7.84%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	CHARLES SCHWAB & CO INC	6.59%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	LPL FINANCIAL	6.11%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	CAPINCO C/O US BANK NA	5.29%
	PO BOX 1787
	MILWAUKEE WI 53201-1787

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	95.42%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMORGAN INTERNATIONAL EQUITY FUND

CLASS A SHARES	EDWARD D JONES & CO	71.92%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	CHARLES SCHWAB & CO INC	6.87%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	22.67%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL	19.87%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MORGAN STANLEY SMITH BARNEY LLC	12.49%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	EDWARD D JONES & CO	8.75%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	PERSHING LLC	7.81%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	7.10%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	33.30%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	16.46%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	12.02%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	AMERICAN ENTERPRISE INVESTMENT SVC	8.00%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	6.79%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	WELLS FARGO BANK NA FBO	16.25%
	LIFEPOINT MQT PENSION BNFT PMT ACT
	PO BOX 1533
	MINNEAPOLIS MN 55480-1533

	GREAT-WEST TRUST COMPANY LLC TTEE F	15.57%
	EMPLOYEE BENEFITS CLIENTS 401K—FG
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	FIDELITY INVESTMENTS INST	11.63%
	OPERATIONS CO INC AS AGENT FOR FBO
	SUNOPTA FOODS GROUP LLC 401K PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	FIDELITY INVESTMENTS INST	9.52%
	OPERATIONS CO INC AS AGENT FOR FBO
	PEREGRINE SEMICONDUCTOR 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	FIDELITY INVESTMENTS INST	7.73%
	OPERATIONS CO INC AS AGENT FOR FBO
	AVI-SPL 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	T ROWE PRICE RETIREMENT PLAN	7.16%
	SERVICES INC CUST
	FBO RETIREMENT PLAN CLIENTS
	4515 PAINTERS MILL RD
	OWINGS MILLS MD 21117-4903

	STATE STREET BANK & TRUST AS	6.07%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R6 SHARES	JPMIM AS AGENT FOR*	17.29%
	JPMORGAN SMARTRETIREMENT 2030 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	MAC & CO A/C	12.21%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	10.88%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	7.30%
	JPMORGAN SMARTRETIREMENT 2040 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.40%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.99%
	JPMORGAN SMARTRETIREMENT 2020 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.84%
	JPMORGAN SMARTRETIREMENT 2045 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.41%
	JPMORGAN SMARTRETIREMENT 2050 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN INTERNATIONAL FOCUS FUND

CLASS A SHARES	EDWARD D JONES & CO	53.31%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	CHARLES SCHWAB & CO INC	9.73%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	9.39%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	7.38%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	SEI PRIVATE TRUST CO	6.01%
	C/O GWP US ADVISORS
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	46.90%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	AMERICAN ENTERPRISE INVESTMENT SVC	10.72%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	MORGAN STANLEY SMITH BARNEY LLC	6.23%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	RAYMOND JAMES	5.16%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	PERSHING LLC	5.12%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	24.40%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	AMERICAN ENTERPRISE INVESTMENT SVC	15.75%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL	14.09%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	CHARLES SCHWAB & CO INC	12.42%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	PERSHING LLC	10.38%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	6.94%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	37.39%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	ASCENSUS TRUST COMPANY FBO	15.88%
	EXACT METROLOGY, INC. 401(K) PLAN
	PO BOX 10758
	FARGO ND 58106-0758

	ASCENSUS TRUST COMPANY FBO	14.40%
	OPTICS INCORPORATED 401(K) PS PLAN
	PO BOX 10758
	FARGO ND 58106-0758

	ASCENSUS TRUST COMPANY FBO	6.54%
	CAPE CENTER MEDICINE PLLC PROFIT SH
	PO BOX 10758
	FARGO ND 58106-0758

	ASCENSUS TRUST COMPANY FBO	5.15%
	WILT PUBLIC RELATIONS 401(K) PSP
	PO BOX 10758
	FARGO ND 58106-0758

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	MATRIX TRUST COMPANY AS AGENT FOR	7.41%
	ADVISOR TRUST, INC
	KENT COUNTY PEDIATRICS 401K PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	5.95%
	ADVISOR TRUST, INC
	HENNER TANK LINES INC 401K PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	5.56%
	ADVISOR TRUST, INC
	RSI HOME IMPROVEMENT INC
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	5.48%
	ADVISOR TRUST, INC
	SOUTHEAST TEXAS STARTER ALTERNATOR
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R6 SHARES	JPMIM AS AGENT FOR*	20.63%
	JPMORGAN SMARTRETIREMENT 2040 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	17.66%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	17.31%
	JPMORGAN SMARTRETIREMENT 2045 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	15.83%
	JPMORGAN SMARTRETIREMENT 2050 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	8.32%
	JPMORGAN SMARTRETIREMENT 2055 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	EDWARD D JONES & CO	5.58%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN INTERNATIONAL VALUE FUND

CLASS A SHARES	EDWARD D JONES & CO	83.05%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS C SHARES	EDWARD D JONES & CO	26.10%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	25.67%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	11.17%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	40.16%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RAYMOND JAMES	17.22%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MORGAN STANLEY SMITH BARNEY LLC	6.72%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	NATIONAL FINANCIAL SERVICES LLC	5.53%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

L SHARES	WELLS FARGO CLEARING SERVICES LLC	25.31%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	J. P. MORGAN SECURITIES LLC*	23.77%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	15.02%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	5.00%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	NATIONAL FINANCIAL SERVICES LLC	40.12%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	ASCENSUS TRUST COMPANY FBO	20.96%
	SAN FRANCISCO ELECTRICAL CNTRS ASSO
	PO BOX 10758
	FARGO ND 58106-0758

	MG TRUST CO CUST FBO	8.96%
	PROGRESSIVE PODIATRY RET PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	6.82%
	ADVISOR TRUST, INC.
	NORTH BRANCH ISD # 138 403(B) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MID ATLANTIC TRUST COMPANY FBO	6.69%
	JUST SAY MUSIC 401(K) PROFIT SHARIN
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R5 SHARES	NATIONWIDE TRUST COMPANY FSB	59.52%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JP MORGAN INVESTMENT MGMT*	40.48%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R6 SHARES	EDWARD D JONES & CO	96.23%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN MANAGED INCOME FUND

CLASS I SHARES	LPL FINANCIAL	73.24%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

L SHARES	J. P. MORGAN SECURITIES LLC*	78.21%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMORGAN MID CAP EQUITY FUND

CLASS A SHARES	EDWARD D JONES & CO	93.02%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS C SHARES	EDWARD D JONES & CO	70.66%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	PERSHING LLC	5.36%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	52.57%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	NATIONAL FINANCIAL SERVICES LLC	14.86%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	VRSCO	6.22%
	FBO AIGFSB CUST TTEE FBO
	SISTERS OF ST FRANCIS HLTH SRV 403B
	2929 ALLEN PARKWAY, A6-20
	HOUSTON TX 77019-7100

	J. P. MORGAN SECURITIES LLC*	5.51%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	FIDELITY INVESTMENTS INST OP CO	20.16%
	CUST FBO CABLE CONNECTION & SUPPLY
	CO INC PROFIT SHARING PLAN & TRUST
	100 MAGELLAN WAY # KWIC
	COVINGTON KY 41015-1999

	EDWARD D JONES & CO	17.66%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	MATRIX TRUST COMPANY AS AGENT FOR	8.32%
	ADVISOR TRUST, INC.
	RICK WHITAKER (TX) 403(B) CHURCH
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	7.08%
	ADVISOR TRUST, INC.
	EDWARDSVILLE CUSD # 7 403(B) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	6.95%
	ADVISOR TRUST, INC.
	UMC HEALTH SYSTEM 403(B) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MLPF&S FOR THE SOLE BENEFIT OF	5.43%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9L681
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MG TRUST COMPANY CUST	5.33%
	FBO CONCEPT TAPISTRY INC 401K PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	MID ATLANTIC TRUST COMPANY FBO	99.84%
	STORAGE DEVELOPMENT INC 401(K) PROF
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R6 SHARES	EDWARD D JONES & CO	63.66%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	MAC & CO A/C	14.93%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	J. P. MORGAN SECURITIES LLC*	14.31%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND

AGENCY SHARES	JPMORGAN CHASE BANK, N.A.*	99.97%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK, N.A.*	77.13%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JP MORGAN SECURITIES LLC*	15.81%
	ATTN DENISE DILORENZO SIEGEL
	3 CHASE METROTECH CENTER
	BROOKLYN NY 11245-0001

	BEAR STEARNS & CO INC*	6.33%
	ATTN DENISE DILORENZO SIEGEL
	1 METROTECH CTR N
	BROOKLYN NY 11201-3832

MORGAN SHARES	J. P. MORGAN SECURITIES LLC*	24.11%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RUTH PERES	14.43%
	1521 SURF AVE
	BROOKLYN NY 11224-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GLORIA VISELTEAR-REISS	8.70%
	170 E 79TH ST APT 6B
	NEW YORK NY 10075-0568

PREMIER SHARES	JPMORGAN CHASE BANK, N.A.*	92.61%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

RESERVE SHARES	INGALLS & SNYDER LLC AS AGENT	95.31%
	OMNIBUS A/C FOR EXCLUSIVE BENEFIT
	OF CUSTOMERS
	ATTN: JOSEPH DIBUONO
	1325 AVENUE OF THE AMERICAS FL 18
	NEW YORK NY 10019-2872

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR	100.00%
	AND EXCLUSIVE BENEFIT FOR IT’S
	CUSTOMERS
	ATTN KRISTIN KENNEDY
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMORGAN NEW YORK TAX FREE BOND FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	77.32%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	82.58%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	5.73%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	WELLS FARGO CLEARING SERVICES LLC	5.40%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	46.54%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	17.34%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONAL FINANCIAL SERVICES LLC	15.74%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	98.61%
	FBO 096-06018-13
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMORGAN OPPORTUNISTIC EQUITY LONG/SHORT FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC	49.58%
	ATTN MUTUAL FUND OPS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	WELLS FARGO CLEARING SERVICES LLC	15.58%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	6.38%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	NATIONAL FINANCIAL SERVICES LLC	6.28%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	5.71%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	RAYMOND JAMES	29.77%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	AMERICAN ENTERPRISE INVESTMENT SVC	28.47%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	WELLS FARGO CLEARING SERVICES LLC	27.10%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	5.01%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS I SHARES	WELLS FARGO CLEARING SERVICES LLC	27.56%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	20.05%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	UBS WM USA	10.81%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	RAYMOND JAMES & ASSOC INC CSDN	7.92%
	FBO SCOTT M RATHBUN IRA
	5 MARBELLA CT
	TRENTON NJ 08691-3761

	NATIONAL FINANCIAL SERVICES LLC	5.20%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R6 SHARES	C/O BMO HARRIS SWP	85.74%
	SEI PRIVATE TRUST COMPANY
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	NATIONAL FINANCIAL SERVICES LLC	6.96%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMORGAN PRIME MONEY MARKET FUND

ACADEMY SHARES	AFLAC INCORPORATED	28.21%
	ATTN CORPORATE TREASURY
	1932 WYNNTON RD
	COLUMBUS GA 31999-0001

	OFFICE OF THE ILLINOIS TREASURER	26.06%
	ATTN DIRECTOR OF IPTIP INVESTMENTS
	400 W MONROE ST STE 401
	SPRINGFIELD IL 62704-1800

	MGM RESORTS INTERNATIONAL	18.04%
	ATTN CORPORATE TREASURY
	3600 LAS VEGAS BLVD S
	LAS VEGAS NV 89109-4303

	STARBUCKS CORPORATION	10.54%
	2401 UTAH AVE S
	SEATTLE WA 98134-1435

	MICRON TECHNOLOGY INC	7.53%
	8000 S FEDERAL WAY
	BOISE ID 83716-7128

	TRADEWEB MARKETS LLC	7.53%
	ATTN DOUGLAS FRIEDMAN
	1177 AVENUE OF THE AMERICAS
	NEW YORK NY 10036-2714

AGENCY SHARES	JPMORGAN CHASE BANK, N.A.*	37.95%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN: LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DR FL 3
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK, N.A.*	33.96%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMORGAN CHASE BANK, N.A.*	9.06%
	FBO ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK, N.A.*	8.17%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	JPMORGAN CHASE BANK NATIONAL ASSOC
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

CAPITAL SHARES	JPMORGAN CHASE BANK, N.A.*	14.72%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JPMORGAN CHASE BANK, N.A.*	11.85%
	FBO ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

	HARE & CO # 2	8.90%
	ATTN STIF OPERATIONS
	PO BOX 223910
	PITTSBURGH PA 15251-2910

	BOFA SECURITIES INC FOR THE SOLE	6.88%
	BENEFIT OF ITS CUSTOMERS
	200 N COLLEGE ST FL 3
	NCI-004-03-06
	CHARLOTTE NC 28202-2191

	STATE STREET BANK & TRUST CASH	5.80%
	SWEEP CLIENTS
	ATTN CASH SWEEP SUPPORT-
	RICHARD LETHAM
	1776 HERITAGE DR
	QUINCY MA 02171-2119

	JPMORGAN CHASE BANK, N.A.*	5.45%
	FBO ITS CUSTOMERS
	JPM INDY SWEEP NON DISCLOSED ACCT
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	NATIONAL FINANCIAL SERVICES LLC	57.35%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	UMB BANK NA	14.84%
	CUST IRA FBO
	LIBRA M MILLIN
	68315 RISUENO RD
	CATHEDRAL CTY CA 92234-8800

	MORGAN STANLEY SMITH BARNEY LLC	13.62%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

EMPOWER SHARES	JP MORGAN INVESTMENT MGMT*	100.00%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

IM SHARES	JPMORGAN CHASE BANK, N.A.*	64.30%
	FBO ITS CUSTOMERS
	WSS SWEEP OMNIBUS ACCOUNT
	10410 HIGHLAND MANOR DR FLOOR3
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK, N.A.*	34.62%
	FBO ITS CUSTOMERS
	JPM INDY SWEEP NON DISCLOSED ACCT
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK, N.A.*	39.10%
	FBO ITS CUSTOMERS
	JPM INDY SWEEP NON DISCLOSED ACCT
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

	JPMORGAN CHASE BANK, N.A.*	21.09%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JPMORGAN CHASE BANK, N.A.*	14.54%
	FBO ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

MORGAN SHARES	JPMORGAN CHASE BANK, N.A.*	63.65%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	JPMORGAN CHASE BANK NATIONAL ASSOC
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

	LIVEPERSON INC.	16.44%
	475 10TH AVENUE
	5TH FLOOR
	NEW YORK NY 10018-9722

	JPMORGAN CHASE BANK, N.A.*	5.93%
	FBO ITS CUSTOMERS
	ATTN:LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DRIVE FLOOR 03
	TAMPA FL 33610-9128

PREMIER SHARES	JPMORGAN CHASE BANK, N.A.*	79.82%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JPMORGAN CHASE BANK, N.A.*	6.77%
	FBO ITSELF AND ITS CUSTOMERS
	ATTN: LIQUIDITY OPERATIONS
	10410 HIGHLAND MANOR DR FL 3
	TAMPA FL 33610-9128

RESERVE SHARES	JPMS LLC—CHASE PROCESSING 28521*	26.59%
	JPMCC IB 352
	FBO 0500581012581
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

	JPMS LLC—CHASE PROCESSING 28521*	23.08%
	JPMCC IB 352
	FBO 0503842312842
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

	JPMS LLC—CHASE PROCESSING 28521*	8.79%
	JPMCC IB 352
	FBO 0480508118508
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

	JPMS LLC—CHASE PROCESSING 28521*	6.20%
	JPMCC IB 352
	FBO 0470062613062
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMS LLC—CHASE PROCESSING 28521*	5.91%
	JPMCC IB 352
	FBO 0488973918973
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

	JPMS LLC—CHASE PROCESSING 28521*	5.30%
	JPMCC IB 352
	FBO 2222022119022
	4 CHASE METROTECH CENTER 7THFL
	BROOKLYN NY 11245-0003

JPMORGAN RESEARCH MARKET NEUTRAL FUND

CLASS A SHARES	VOYA INSTITUTIONAL TRUST COMPANY	12.81%
	CUST VOYA INSTITUTIONAL TRUST
	1 ORANGE WAY # B3N
	WINDSOR CT 06095-4773

	NATIONAL FINANCIAL SERVICES LLC	9.04%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	MORGAN STANLEY SMITH BARNEY LLC	9.02%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	7.45%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	7.01%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	6.65%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	CHARLES SCHWAB & CO INC	6.25%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	J. P. MORGAN SECURITIES LLC*	6.18%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	TD AMERITRADE INC FOR THE	5.34%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	68.75%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	13.67%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	6.98%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	PERSHING LLC	5.44%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	28.33%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	24.49%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	8.31%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	AMERICAN ENTERPRISE INVESTMENT SVC	8.03%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
	WELLS FARGO CLEARING SERVICES LLC	6.64%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	TD AMERITRADE INC FOR THE	5.80%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

JPMORGAN SHORT DURATION CORE PLUS FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	47.47%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	25.62%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	NATIONAL FINANCIAL SERVICES LLC	12.71%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	5.88%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	72.89%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RAYMOND JAMES	7.34%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	LPL FINANCIAL	5.11%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	74.94%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	7.23%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	28.97%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JPMIM AS AGENT FOR*	14.82%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	14.51%
	JPMORGAN SMARTRETIREMENT 2030 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	10.13%
	JPMORGAN SMARTRETIREMENT 2020 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.05%
	JPMORGAN SMARTRETIREMENT INCOME
	FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN SMALL CAP BLEND FUND

CLASS A SHARES	EDWARD D JONES & CO	57.50%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	9.25%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	9.16%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97PG3
	4800 DEER LAKE DRIVE EAST 2ND FLR
	JACKSONVILLE FL 32246-6484

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC	21.95%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	J. P. MORGAN SECURITIES LLC*	21.04%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	14.95%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	WELLS FARGO CLEARING SERVICES LLC	11.91%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	11.62%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	5.72%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC	41.51%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	NATIONAL FINANCIAL SERVICES LLC	19.10%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	9.08%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL	6.83%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	RAYMOND JAMES	6.12%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS R6 SHARES	EDWARD D JONES & CO	80.41%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	RELIANCE TRUST CO FBO	6.97%
	CADENCE NON-EB C/C
	PO BOX 78446
	ATLANTA GA 30357-2446

	JPMIM AS AGENT FOR*	6.37%
	UNIVERSITY HEALTH SERVICES INC LONG
	TERM OPERATING POOL
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY OH1-0084
	COLUMBUS OH 43240-2031

JPMORGAN SMALL CAP EQUITY FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC	21.95%
	REINVEST ACCOUNT
	ATTN: MUTUAL FUNDS DEPT
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONAL FINANCIAL SERVICES LLC	15.76%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	6.30%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	5.37%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97FX5
	4800 DEER LAKE DRIVE EAST 2ND FLR
	JACKSONVILLE FL 32246-6484

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	18.50%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	14.89%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	PERSHING LLC	11.98%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	AMERICAN ENTERPRISE INVESTMENT SVC	8.26%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	RAYMOND JAMES	7.58%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	LPL FINANCIAL	7.43%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	RBC CAPITAL MARKETS LLC	6.67%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 S 6TH ST STE 700 # P08
	MINNEAPOLIS MN 55402-4413

	STIFEL NICOLAUS & CO INC	6.36%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
	SAINT LOUIS MO 63102-2188

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	5.29%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS I SHARES	WELLS FARGO CLEARING SERVICES LLC	27.26%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	20.94%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	13.23%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RAYMOND JAMES	6.44%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	TD AMERITRADE INC FOR THE	5.04%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN	21.84%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

	MASSACHUSETTS MUTUAL LIFE INS CO	16.64%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP C105
	SPRINGFIELD MA 01111-0001

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIDELITY INVESTMENTS INST	6.32%
	OPERATIONS CO INC AS AGENT FOR FBO
	LYONS SPECIALTY COMPANY, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	MLPF&S FOR THE SOLE BENEFIT OF	6.00%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR38
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R3 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	40.32%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONWIDE TRUST COMPANY FSB	31.62%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	MLPF&S FOR THE SOLE BENEFIT OF	15.52%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	RELIANCE TRUST COMPANY FBO	12.35%
	ROBBINS MANU
	PO BOX 28004
	ATLANTA GA 30358-0004

CLASS R4 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	67.16%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST FBO RTC TTEE	15.52%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MATRIX TRUST COMPANY AS AGENT FOR	15.17%
	ADVISOR TRUST INC
	H MININGER & SON INC PROFIT SHAR
	ING 401(K) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	43.84%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	7.09%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LM82
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	CHARLES SCHWAB & CO INC	5.50%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	14.36%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MAC & CO A/C	9.39%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	J. P. MORGAN SECURITIES LLC*	7.20%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	DCGT AS TTEE AND/OR CUST	7.10%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

	EDWARD D JONES & CO	6.72%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN SMALL CAP SUSTAINABLE LEADERS FUND

CLASS A SHARES	PERSHING LLC	33.11%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL	26.75%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	J. P. MORGAN SECURITIES LLC*	12.93%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS C SHARES	PERSHING LLC	32.36%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	J. P. MORGAN SECURITIES LLC*	16.71%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	STIFEL NICOLAUS & CO INC	13.31%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
	SAINT LOUIS MO 63102-2188

	RAYMOND JAMES	10.03%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	LPL FINANCIAL	9.77%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MLPF&S FOR THE SOLE BENEFIT OF	7.59%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS I SHARES	PERSHING LLC	40.45%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	16.18%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	RAYMOND JAMES	15.14%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	RBC CAPITAL MARKETS LLC	11.15%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 S 6TH ST STE 700 # P08
	MINNEAPOLIS MN 55402-4413

	J. P. MORGAN SECURITIES LLC*	6.40%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	MID ATLANTIC TRUST COMPANY FBO	19.00%
	COGIC MEMORIAL HOME FOR THE EL 401(
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

	MID ATLANTIC TRUST COMPANY FBO	17.25%
	THE HELLO FOUNDATION, LLC 401(K) PR
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

	ASCENSUS TRUST COMPANY FBO	13.70%
	INTREPID CONSULTING INDIVIDUAL K PL
	PO BOX 10758
	FARGO ND 58106-0758

	MID ATLANTIC TRUST COMPANY FBO	13.16%
	BLUEWATER RUBBER & GASKET CO 401(K)
	1251 WATERFRONT PL STE 525
	PITTSBURGH PA 15222-4228

	ASCENSUS TRUST COMPANY FBO	11.17%
	DEEL SALES LLC 401(K) PLAN
	PO BOX 10758
	FARGO ND 58106-0758

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	ASCENSUS TRUST COMPANY FBO	5.56%
	HUMPHRIES INSURANCE GROUP 401(K)
	PO BOX 10758
	FARGO ND 58106-0758

	MATRIX TRUST COMPANY AS AGENT FOR	5.49%
	ADVISOR TRUST, INC.
	FULTON CITY SD (NY) 403(B)
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R3 SHARES	NATIONAL FINANCIAL SERVICES LLC	98.46%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R4 SHARES	ASCENSUS TRUST COMPANY FBO	25.60%
	DELAWIE 401 (K) PROFIT SHARING PLAN
	PO BOX 10758
	FARGO ND 58106-0758

	ASCENSUS TRUST COMPANY FBO	20.82%
	UTILITY TRAILER SALES OF COLORADO
	PO BOX 10758
	FARGO ND 58106-0758

	ASCENSUS TRUST COMPANY FBO	19.26%
	THE WESTERN STOCK SHOW ASSOC RETIR
	PO BOX 10758
	FARGO ND 58106-0758

	GREAT-WEST TRUST COMPANY LLC TTEE F	10.94%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	JOHN HANCOCK TRUST COMPANY LLC	6.53%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	ASCENSUS TRUST COMPANY FBO	5.65%
	GRAH SAFE & LOCK INC 401(K) PS PL
	PO BOX 10758
	FARGO ND 58106-0758

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	27.62%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	JOHN HANCOCK TRUST COMPANY LLC	21.69%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	TIAA, FSB CUST/TTEE FBO:	5.98%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	MLPF&S FOR THE SOLE BENEFIT OF	5.27%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LA48
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	WELLS FARGO CLEARING SERVICES LLC	5.20%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	53.19%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PIMS/PRUDENTIAL RETIREMENT	16.20%
	AS NOMINEE FOR THE TTEE/CUST PL 766
	THE UNIVERSITY OF PHOENIX, INC.
	4025 S RIVERPOINT PKWY
	PHOENIX AZ 85040-0723

	JOHN HANCOCK TRUST COMPANY LLC	7.66%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	DCGT AS TTEE AND/OR CUST	5.26%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

JPMORGAN SMARTRETIREMENT 2020 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	16.62%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	6.19%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	19.46%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	19.39%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	13.02%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	WELLS FARGO CLEARING SERVICES LLC	10.69%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	LPL FINANCIAL	8.73%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MORGAN STANLEY SMITH BARNEY LLC	6.26%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	32.85%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	16.19%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB & CO INC	13.00%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY	31.90%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

	MASSACHUSETTS MUTUAL LIFE INS CO	24.98%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

	STATE STREET BANK & TRUST AS	18.31%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R3 SHARES	JOHN HANCOCK TRUST COMPANY LLC	45.09%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	MLPF&S FOR THE SOLE BENEFIT OF	8.47%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	STATE STREET BANK & TRUST AS	7.73%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	NATIONAL FINANCIAL SERVICES LLC	7.28%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R4 SHARES	NFS LLC FEBO	34.20%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	20.38%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST FBO RTC TTEE	17.91%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	FIIOC AS AGENT FOR FBO	7.04%
	PYROMATION INC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	56.34%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.86%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	16.68%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	14.86%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	14.57%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	5.54%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN SMARTRETIREMENT 2025 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	21.09%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	5.38%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	DCGT TRUSTEE & OR CUSTODIAN	5.09%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	21.63%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	21.04%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	11.00%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	7.72%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	LPL FINANCIAL	5.67%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	38.46%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	13.06%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	CHARLES SCHWAB & CO INC	7.31%
	ATTN MUTUAL FUND OPS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	GREAT WEST TRUST COMPANY LLC	5.30%
	HENDRICKS REG HLTH 403(B) TAX DEF A
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	J. P. MORGAN SECURITIES LLC*	5.08%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	25.59%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	HARTFORD LIFE INSURANCE COMPANY	24.76%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

	MASSACHUSETTS MUTUAL LIFE INS CO	22.47%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

CLASS R3 SHARES	MLPF&S FOR THE SOLE BENEFIT OF	19.40%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RELIANCE TRUST COMPANY FBO	18.12%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	STATE STREET BANK & TRUST AS	14.04%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.43%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	5.76%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R4 SHARES	STATE STREET BANK & TRUST AS	27.16%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	NFS LLC FEBO	23.62%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	GREAT-WEST TRUST FBO RTC TTEE	22.32%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	FIDELITY INVESTMENTS INST	6.07%
	OPERATIONS CO INC AS AGENT FOR FBO
	PHAROS SYSTEMS INTERNATIONAL, INC.
	401(K) SAVINGS PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	TIAA, FSB CUST/TTEE FBO:	5.62%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	57.78%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.58%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	17.12%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	16.76%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	15.12%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	5.62%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMORGAN SMARTRETIREMENT 2030 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	18.16%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	5.41%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	22.84%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	12.66%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	J. P. MORGAN SECURITIES LLC*	12.49%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	10.02%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	8.47%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MLPF&S FOR THE SOLE BENEFIT OF	5.17%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9MAM0
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	36.07%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	16.95%
	ATTN MUTUAL FUND OPS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	GREAT-WEST TRUST COMPANY LLC TTEE F	9.76%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY	29.09%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	24.86%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MASSACHUSETTS MUTUAL LIFE INS CO	22.25%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

CLASS R3 SHARES	JOHN HANCOCK TRUST COMPANY LLC	45.32%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	MLPF&S FOR THE SOLE BENEFIT OF	10.28%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	STATE STREET BANK & TRUST AS	7.77%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	RELIANCE TRUST COMPANY FBO	5.57%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

CLASS R4 SHARES	STATE STREET BANK & TRUST AS	24.44%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST FBO RTC TTEE	21.81%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NFS LLC FEBO	12.46%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIDELITY INVESTMENTS INST	12.21%
	OPERATIONS CO INC AS AGENT FOR FBO
	PHAROS SYSTEMS INTERNATIONAL, INC.
	401(K) SAVINGS PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	RELIANCE TRUST COMPANY FBO	8.60%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	FIIOC AS AGENT FOR FBO	7.93%
	PYROMATION INC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	54.49%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	JOHN HANCOCK TRUST COMPANY LLC	5.61%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.40%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	17.64%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	15.94%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	15.74%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	6.07%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
JPMORGAN SMARTRETIREMENT 2035 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	18.18%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	26.06%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	WELLS FARGO CLEARING SERVICES LLC	13.23%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	9.16%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	J. P. MORGAN SECURITIES LLC*	8.78%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	45.22%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.51%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	CHARLES SCHWAB & CO INC	6.22%
	ATTN MUTUAL FUND OPS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	TIAA, FSB CUST/TTEE FBO:	5.79%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT WEST TRUST COMPANY LLC	5.75%
	HENDRICKS REG HLTH 403(B) TAX DEF A
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	32.83%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MASSACHUSETTS MUTUAL LIFE INS CO	24.99%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

	HARTFORD LIFE INSURANCE COMPANY	20.70%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

CLASS R3 SHARES	RELIANCE TRUST COMPANY FBO	16.84%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	STATE STREET BANK & TRUST AS	15.75%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	14.26%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	GREAT-WEST TRUST COMPANY LLC TTEE F	12.46%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	THE HARTFORD	6.66%
	1 HARTFORD PLZ
	HARTFORD CT 06155-0001

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIIOC AS AGENT FOR FBO	5.20%
	AMERICAN TARTARIC PRODUCTS, INC.
	PROFIT SHARING PLAN & TRUST
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	FIDELITY INVESTMENTS INST OP CO INC	5.11%
	CUST FBO BIRKENSTOCK 401K PLAN
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1999

CLASS R4 SHARES	STATE STREET BANK & TRUST AS	26.19%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST FBO RTC TTEE	19.70%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NFS LLC FEBO	18.16%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	RELIANCE TRUST COMPANY FBO	7.52%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	FIDELITY INVESTMENTS INST	6.55%
	OPERATIONS CO INC AS AGENT FOR FBO
	PHAROS SYSTEMS INTERNATIONAL, INC.
	401(K) SAVINGS PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	TIAA, FSB CUST/TTEE FBO:	5.50%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	MID ATLANTIC TRUST COMPANY FBO	5.23%
	SPRINGFIELD LORTON DENTAL GROU 401(
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	57.72%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.54%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	21.09%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	15.81%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	15.44%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	5.26%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMORGAN SMARTRETIREMENT 2040 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	17.04%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	STATE STREET BANK & TRUST AS	5.58%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	CHARLES SCHWAB & CO INC	5.30%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	17.26%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	9.18%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	J. P. MORGAN SECURITIES LLC*	8.40%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	8.38%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	7.68%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	RAYMOND JAMES	7.01%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MORGAN STANLEY SMITH BARNEY LLC	6.86%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	39.22%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	17.18%
	ATTN MUTUAL FUND OPS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.44%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	29.56%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	HARTFORD LIFE INSURANCE COMPANY	25.90%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

	MASSACHUSETTS MUTUAL LIFE INS CO	21.48%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

CLASS R3 SHARES	JOHN HANCOCK TRUST COMPANY LLC	49.38%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	MLPF&S FOR THE SOLE BENEFIT OF	7.49%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	RELIANCE TRUST COMPANY FBO	7.37%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.35%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	STATE STREET BANK & TRUST AS	7.17%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R4 SHARES	GREAT-WEST TRUST FBO RTC TTEE	30.84%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	23.31%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	NFS LLC FEBO	14.76%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	TIAA, FSB CUST/TTEE FBO:	8.71%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	MID ATLANTIC TRUST COMPANY FBO	8.63%
	SPRINGFIELD LORTON DENTAL GROU 401(
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

	FIIOC INC AS AGENT FOR	6.12%
	FBO THE KRAEMATON GROUP, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	57.74%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	19.61%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	17.37%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	14.43%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	5.94%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMORGAN SMARTRETIREMENT 2045 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	17.89%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	STATE STREET BANK & TRUST AS	5.41%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	26.83%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	WELLS FARGO CLEARING SERVICES LLC	14.66%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	CHARLES SCHWAB & CO INC	6.12%
	SPECIAL CUSTODY ACCT
	FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	MORGAN STANLEY SMITH BARNEY LLC	5.74%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	LPL FINANCIAL	5.17%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	51.65%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.25%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.09%
	HENDRICKS REG HLTH 403(B) TAX DEF A
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	TIAA, FSB CUST/TTEE FBO:	5.97%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	CHARLES SCHWAB & CO INC	5.93%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	33.81%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MASSACHUSETTS MUTUAL LIFE INS CO	23.33%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

	HARTFORD LIFE INSURANCE COMPANY	18.92%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	VOYA RETIREMENT INSURANCE AND	5.07%
	ANNUITY COMPANY
	ATTN TREASURY DEPT
	5780 POWERS FERRY RD NW
	ATLANTA GA 30327-4347

CLASS R3 SHARES	RELIANCE TRUST COMPANY FBO	17.44%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	STATE STREET BANK & TRUST AS	13.52%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	11.99%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.56%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	THE HARTFORD	6.12%
	1 HARTFORD PLZ
	HARTFORD CT 06155-0001

	NATIONAL FINANCIAL SERVICES LLC	5.98%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	ASCENSUS TRUST COMPANY FBO	5.07%
	ESSELPROPACK 401(K) RETIREMENT PLAN
	PO BOX 10758
	FARGO ND 58106-0758

CLASS R4 SHARES	GREAT-WEST TRUST FBO RTC TTEE	30.37%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	STATE STREET BANK & TRUST AS	23.54%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NFS LLC FEBO	17.85%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	TIAA, FSB CUST/TTEE FBO:	7.82%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	58.67%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	5.36%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9MM31
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	21.01%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	17.98%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	14.47%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	5.80%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN SMARTRETIREMENT 2050 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	16.08%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	STATE STREET BANK & TRUST AS	6.25%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	CHARLES SCHWAB & CO INC	5.56%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	MLPF&S FOR THE SOLE BENEFIT OF	5.29%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC # 9MM33
	4800 DEER LAKE DR E
	JACKSONVILLE FL 32246-6484

	GREAT-WEST TRUST COMPANY LLC FBO	5.17%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	HARTFORD LIFE INSURANCE COMPANY	5.14%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	18.88%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	WELLS FARGO CLEARING SERVICES LLC	9.74%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA	8.95%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	J. P. MORGAN SECURITIES LLC*	8.92%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	8.64%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	MORGAN STANLEY SMITH BARNEY LLC	7.10%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	LPL FINANCIAL	6.30%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	42.83%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	22.76%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	28.80%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	HARTFORD LIFE INSURANCE COMPANY	24.88%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MASSACHUSETTS MUTUAL LIFE INS CO	21.93%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

CLASS R3 SHARES	NATIONAL FINANCIAL SERVICES LLC	15.51%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	13.94%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	STATE STREET BANK & TRUST AS	13.37%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	RELIANCE TRUST COMPANY FBO	9.59%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	JOHN HANCOCK TRUST COMPANY LLC	9.10%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.00%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R4 SHARES	STATE STREET BANK & TRUST AS	30.36%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST FBO RTC TTEE	29.27%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NFS LLC FEBO	9.93%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MID ATLANTIC TRUST COMPANY FBO	7.40%
	SPRINGFIELD LORTON DENTAL GROU 401(
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

	TIAA, FSB CUST/TTEE FBO:	5.12%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	58.92%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	7.43%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9MM35
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	22.64%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	17.86%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	13.48%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	6.67%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN SMARTRETIREMENT 2055 FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	19.21%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	STATE STREET BANK & TRUST AS	7.29%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST COMPANY LLC FBO	6.25%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	5.48%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PP26
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	DCGT TRUSTEE & OR CUSTODIAN	5.13%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	27.74%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	PERSHING LLC	13.13%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	UBS WM USA	10.13%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	WELLS FARGO CLEARING SERVICES LLC	10.12%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY LLC	7.07%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	60.78%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	5.44%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	38.33%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MASSACHUSETTS MUTUAL LIFE INS CO	22.12%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

	HARTFORD LIFE INSURANCE COMPANY	14.48%
	SEPARATE ACCOUNT
	ATTN UIT OPERATIONS
	PO BOX 2999
	HARTFORD CT 06104-2999

CLASS R3 SHARES	STATE STREET BANK & TRUST AS	22.60%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900
	RELIANCE TRUST COMPANY FBO	16.24%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	MLPF&S FOR THE SOLE BENEFIT OF	10.67%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.04%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	6.09%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R4 SHARES	RELIANCE TRUST COMPANY FBO	23.77%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	NFS LLC FEBO	21.34%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	GREAT-WEST TRUST FBO RTC TTEE	19.19%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	TIAA, FSB CUST/TTEE FBO:	9.37%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	VOYA RETIREMENT INSURANCE AND	5.44%
	ANNUITY COMPANY
	ATTN TREASURY DEPT
	5780 POWERS FERRY RD NW
	ATLANTA GA 30327-4347

	MID ATLANTIC TRUST COMPANY FBO	5.31%
	SPRINGFIELD LORTON DENTAL GROU 401(
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	62.94%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	26.87%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	18.69%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	10.96%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	8.19%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMORGAN SMARTRETIREMENT 2060 FUND

CLASS A SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	17.35%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	JOHN HANCOCK LIFE INS CO (USA)	14.05%
	ATTN JHRPS TRADING OPS ST6
	200 BERKELEY STREET
	BOSTON MA 02116-5022

	DCGT AS TTEE AND/OR CUST	13.51%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

	NATIONAL FINANCIAL SERVICES LLC	11.52%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	JOHN HANCOCK TRUST COMPANY LLC	6.15%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	41.16%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	20.48%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	RAYMOND JAMES	10.64%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	J. P. MORGAN SECURITIES LLC*	6.74%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	69.72%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	13.49%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	33.77%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	THE HARTFORD	24.56%
	1 HARTFORD PLZ
	HARTFORD CT 06155-0001

	GREAT-WEST TRUST COMPANY LLC TTEE F	11.24%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MASSACHUSETTS MUTUAL INSURACNCE COM	8.75%
	1295 STATE STREET MIP M200-INVST
	SPRINGFIELD MA 01111-0001

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	CHARLES SCHWAB TRUST BANK TTEE	7.98%
	HALLMARK AVIATION SERVICES LP
	401(K) PLAN 20180003
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215

CLASS R3 SHARES	STATE STREET BANK & TRUST AS	19.78%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	JOHN HANCOCK TRUST COMPANY LLC	18.30%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	GREAT-WEST TRUST COMPANY LLC TTEE F	13.91%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	THE HARTFORD	8.05%
	1 HARTFORD PLZ
	HARTFORD CT 06155-0001

	RELIANCE TRUST COMPANY FBO	7.05%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

CLASS R4 SHARES	NFS LLC FEBO	39.78%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	STATE STREET BANK & TRUST AS	22.81%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST FBO RTC TTEE	12.84%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MATRIX TRUST COMPANY CUST. FBO	9.00%
	CETRULO LLP
	717 17TH ST STE 1300
	DENVER CO 80202-3304

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MID ATLANTIC TRUST COMPANY FBO	5.87%
	SPRINGFIELD LORTON DENTAL GROU 401(
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	56.99%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.02%
	OLD DOMINION 401K RETIREMENT PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	JOHN HANCOCK TRUST COMPANY LLC	6.67%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	29.61%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	11.57%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST FBO RTC TTEE	11.09%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	10.09%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.54%
	HENRY FORD HEALTH SYSTEM 403B AMBAS
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

JPMORGAN SMARTRETIREMENT BLEND 2020 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	44.19%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	28.65%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	J. P. MORGAN SECURITIES LLC*	13.82%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	CHARLES SCHWAB & CO INC	5.36%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	100.00%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R3 SHARES	ICMA RETIREMENT CORPORATION	57.24%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	NATIONWIDE TRUST COMPANY FSB	26.79%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	STATE STREET BANK & TRUST AS	8.46%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	C/O MUTUAL FUND TRADING	5.06%
	GREAT-WEST TRUST COMPANY LLC TTEE F
	RECORDKEEPING FOR VARIOUS BENEFIT P
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	80.70%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	11.20%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	27.50%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	20.23%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	13.42%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST FBO RTC TTEE	9.94%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	FIDELITY INVESTMENTS INST	8.99%
	OPERATIONS CO INC AS AGENT FOR FBO
	WESTDALE ASSET MANAGEMENT, LTD
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	VRSCO	6.52%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	31.79%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO CUST	29.09%
	VANGUARD FIDUCIARY TRUST CO
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	MALVERN PA 19482-2600

	GREAT-WEST TRUST FBO RTC TTEE	6.53%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMORGAN SMARTRETIREMENT BLEND 2025 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	32.59%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	32.20%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	J. P. MORGAN SECURITIES LLC*	18.16%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO	96.88%
	VICTOR V DIZON DO INC 401(K) PL
	PO BOX 10758
	FARGO ND 58106-0758

CLASS R3 SHARES	ICMA RETIREMENT CORPORATION	45.77%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	NATIONWIDE TRUST COMPANY FSB	37.69%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	STATE STREET BANK & TRUST AS	5.52%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	73.33%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	14.79%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	CHARLES SCHWAB & CO INC	5.95%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R5 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	28.44%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	17.69%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	16.93%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST FBO RTC TTEE	9.85%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	FIDELITY INVESTMENTS INST	5.59%
	OPERATIONS CO INC AS AGENT FOR FBO
	WESTDALE ASSET MANAGEMENT, LTD
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	VRSCO	5.21%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	32.04%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	27.75%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

	GREAT-WEST TRUST FBO RTC TTEE	7.45%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMORGAN SMARTRETIREMENT BLEND 2030 FUND

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	44.53%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	22.88%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	13.62%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	CHARLES SCHWAB & CO INC	8.52%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	TD AMERITRADE INC FOR THE	5.19%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	76.58%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

	MATRIX TRUST COMPANY CUST FBO	23.42%
	CLASSIC PLUMBING INC
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB	47.67%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	ICMA RETIREMENT CORPORATION	27.15%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	STATE STREET BANK & TRUST AS	11.64%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	C/O MUTUAL FUND TRADING	5.91%
	GREAT-WEST TRUST COMPANY LLC TTEE F
	RECORDKEEPING FOR VARIOUS BENEFIT P
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	65.42%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIIOC INC AS AGENT FOR	19.50%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	24.99%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	20.33%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	12.75%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST FBO RTC TTEE	9.79%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MINNESOTA LIFE INSURANCE COMPANY	5.52%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

	VRSCO	5.45%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	VRSCO	5.19%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	32.26%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	27.30%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

	GREAT-WEST TRUST FBO RTC TTEE	5.99%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN SMARTRETIREMENT BLEND 2035 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	55.95%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	34.01%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO	94.38%
	REED TYLER LLC RETIREMENT PLAN
	PO BOX 10758
	FARGO ND 58106-0758

	JP MORGAN INVESTMENT MGMT*	5.13%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB	46.31%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	ICMA RETIREMENT CORPORATION	31.73%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	STATE STREET BANK & TRUST AS	9.66%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	6.23%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	75.14%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	FIIOC INC AS AGENT FOR	20.40%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	23.55%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	17.60%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	15.16%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MINNESOTA LIFE INSURANCE COMPANY	10.52%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

	VRSCO	6.58%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	FIDELITY INVESTMENTS INST	5.68%
	OPERATIONS CO INC AS AGENT FOR FBO
	CRYSTAL STAIRS, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

CLASS R6 SHARES	VANGUARD FIDUCIARY TRUST CO	31.96%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

	NATIONAL FINANCIAL SERVICES LLC	30.61%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST FBO RTC TTEE	5.56%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN SMARTRETIREMENT BLEND 2040 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	39.05%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	26.63%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	GREAT-WEST TRUST COMPANY LLC TTEE F	18.37%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	93.89%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

	MATRIX TRUST COMPANY CUST FBO	6.11%
	CLASSIC PLUMBING INC
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB	50.80%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	ICMA RETIREMENT CORPORATION	18.91%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	STATE STREET BANK & TRUST AS	15.64%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	7.38%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	72.98%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	18.43%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	27.69%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	15.98%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MINNESOTA LIFE INSURANCE COMPANY	10.61%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

	VRSCO	10.42%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	GREAT-WEST TRUST COMPANY LLC TTEE F	9.56%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	VRSCO	6.04%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	FIDELITY INVESTMENTS INST	5.24%
	OPERATIONS CO INC AS AGENT FOR FBO
	CRYSTAL STAIRS, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

CLASS R6 SHARES	VANGUARD FIDUCIARY TRUST CO	31.80%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	31.70%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMORGAN SMARTRETIREMENT BLEND 2045 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	23.32%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	20.75%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	GREAT-WEST TRUST COMPANY LLC TTEE F	18.91%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	UMB BANK NA	16.96%
	CUST IRA FBO
	JAN A MACY-BUESCHER
	3750 N LAKE SHORE DR APT 12E
	CHICAGO IL 60613-4229

	NICOLE R ST PIERRE	12.82%
	118 BUCKINGHAM RD
	MONTCLAIR NJ 07043-2307

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	100.00%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB	44.02%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	ICMA RETIREMENT CORPORATION	29.94%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	MLPF&S FOR THE SOLE BENEFIT OF	8.21%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	7.60%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	FIDELITY INVESTMENT INST OPERATIONS	6.84%
	CUST FBO
	SHUMATE MECHANICAL LLC 401K PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	70.57%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	23.75%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	20.13%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	17.58%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MINNESOTA LIFE INSURANCE COMPANY	15.62%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

	GREAT-WEST TRUST COMPANY LLC TTEE F	13.98%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	VRSCO	11.42%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	VRSCO	5.20%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R6 SHARES	VANGUARD FIDUCIARY TRUST CO	32.48%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

	NATIONAL FINANCIAL SERVICES LLC	31.70%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMORGAN SMARTRETIREMENT BLEND 2050 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	49.43%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	24.45%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	J. P. MORGAN SECURITIES LLC*	8.82%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	STATE STREET BANK & TRUST AS	5.66%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MID ATLANTIC TRUST COMPANY FBO	5.51%
	MEYER PRODUCTS/SWENSON SPREADER 401
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	78.90%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

	MATRIX TRUST COMPANY CUST FBO	21.10%
	JMG PUBLIC RELATIONS
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB	39.63%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	ICMA RETIREMENT CORPORATION	22.52%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	STATE STREET BANK & TRUST AS	18.37%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	16.07%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9EHK4
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	69.52%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	23.52%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	23.20%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MINNESOTA LIFE INSURANCE COMPANY	16.77%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

	VRSCO	13.81%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	GREAT-WEST TRUST COMPANY LLC TTEE F	12.40%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	12.21%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	VRSCO	6.29%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	34.59%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	27.60%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

JPMORGAN SMARTRETIREMENT BLEND 2055 FUND

CLASS I SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	34.40%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	29.89%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	17.25%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	95.51%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R3 SHARES	STATE STREET BANK & TRUST AS	39.95%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	ICMA RETIREMENT CORPORATION	27.92%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	15.72%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONWIDE TRUST COMPANY FSB	9.07%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	62.20%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	29.99%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	NATIONAL FINANCIAL SERVICES LLC	5.24%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	19.93%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	19.09%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MINNESOTA LIFE INSURANCE COMPANY	16.34%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

	VRSCO	13.39%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	GREAT-WEST TRUST COMPANY LLC TTEE F	11.00%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	VRSCO	5.18%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	37.60%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	21.25%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

JPMORGAN SMARTRETIREMENT BLEND 2060 FUND

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	33.24%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	26.62%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MID ATLANTIC TRUST COMPANY FBO	15.03%
	MEYER PRODUCTS/SWENSON SPREADER 401
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

	GREAT-WEST TRUST FBO RTC TTEE	9.72%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	PERSHING LLC	5.97%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	95.83%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R3 SHARES	ICMA RETIREMENT CORPORATION	49.42%
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONWIDE TRUST COMPANY FSB	39.23%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	STATE STREET BANK & TRUST AS	7.46%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R4 SHARES	FIIOC INC AS AGENT FOR	30.82%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	PIMS/PRUDENTIAL RETIREMENT	18.43%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	NATIONAL FINANCIAL SERVICES LLC	14.57%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	AMERICAN UNITED LIFE INSURANCE CO	9.36%
	GROUP RETIREMENT ACCOUNT
	PO BOX 368
	INDIANAPOLIS IN 46206-0368

	CHARLES SCHWAB & CO INC	8.91%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RELIANCE TRUST COMPANY FBO	7.89%
	C/O FASCORE LLC
	RETIREMENT PLANS SERVICED BY METLIF
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	STATE STREET BANK & TRUST AS	7.82%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	VRSCO	41.72%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 401A
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	NATIONAL FINANCIAL SERVICES LLC	20.55%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.69%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.02%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	VRSCO	5.90%
	FBO AIGFSB CUST TTEE FBO
	ANMED HEALTH 403B
	2727A ALLEN PKWY # 4-D1
	HOUSTON TX 77019-2107

	MINNESOTA LIFE INSURANCE COMPANY	5.87%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	31.96%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	20.61%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

JPMORGAN SMARTRETIREMENT BLEND INCOME FUND

CLASS I SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	73.46%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	15.26%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MID ATLANTIC TRUST COMPANY FBO	7.86%
	FAST HORSE INC 401(K) PROFIT SHARIN
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT*	100.00%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R3 SHARES	NATIONWIDE TRUST COMPANY FSB	64.44%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	STATE STREET BANK & TRUST AS	12.95%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	FIDELITY INVESTMENT INST OPERATIONS	9.28%
	CUST FBO
	SHUMATE MECHANICAL LLC 401K PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	C/O MUTUAL FUND TRADING	6.98%
	GREAT-WEST TRUST COMPANY LLC TTEE F
	RECORDKEEPING FOR VARIOUS BENEFIT P
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

	MATRIX TRUST COMPANY CUST FBO	5.14%
	NATIONAL DISABILITY RIGHTS NETWORK
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R4 SHARES	PIMS/PRUDENTIAL RETIREMENT	88.17%
	AS NOMINEE FOR THE TTEE/CUST PL 700
	ENTERTAINMENT INDUSTRY 401(K)
	844 SEWARD ST
	LOS ANGELES CA 90038-3602

	FIIOC INC AS AGENT FOR	6.58%
	FBO ELIASSEN GROUP, LLC 401(K) PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R5 SHARES	ASCENSUS TRUST COMPANY FBO	24.83%
	LEECH LAKE BAND OF OJIBWE GOVERNMEN
	PO BOX 10758
	FARGO ND 58106-0758

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	15.53%
	BENTLEY SYSTEMS INC PSP
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	GREAT-WEST TRUST FBO RTC TTEE	15.32%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	9.24%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.66%
	AMERICAS STYRENICS LLC 401K SAVINGS
	D PROFIT SHARING PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MINNESOTA LIFE INSURANCE COMPANY	7.75%
	400 ROBERT ST N STE A
	SAINT PAUL MN 55101-2099

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	30.08%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	24.17%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

	GREAT-WEST TRUST FBO RTC TTEE	8.27%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMORGAN SMARTRETIREMENT INCOME FUND

CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC	11.74%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	26.10%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	J. P. MORGAN SECURITIES LLC*	19.54%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	LPL FINANCIAL	18.16%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	WELLS FARGO CLEARING SERVICES LLC	10.57%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	8.94%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	26.46%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	20.83%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	J. P. MORGAN SECURITIES LLC*	9.10%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	TIAA, FSB CUST/TTEE FBO:	5.35%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY	32.69%
	SEPARATE ACCOUNT
	ATTN JAN TEW
	ONE HARTFORD PLAZA
	PO BOX 60
	HARTFORD CT 06141-0060

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	28.28%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MASSACHUSETTS MUTUAL LIFE INS CO	17.88%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

CLASS R3 SHARES	JOHN HANCOCK TRUST COMPANY LLC	18.16%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	FIIOC AS AGENT FOR FBO	12.34%
	AMERICAN TARTARIC PRODUCTS, INC.
	PROFIT SHARING PLAN & TRUST
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	MLPF&S FOR THE SOLE BENEFIT OF	10.78%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	DCGT AS TTEE AND/OR CUST	8.76%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

	STATE STREET BANK & TRUST AS	7.97%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	NATIONAL FINANCIAL SERVICES LLC	6.74%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	FIIOC INC AS AGENT FOR	6.23%
	FBO ALPINE POWER SYSTEMS, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

CLASS R4 SHARES	RELIANCE TRUST COMPANY FBO	34.84%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	17.79%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	NFS LLC FEBO	15.08%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	GREAT-WEST TRUST FBO RTC TTEE	14.49%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	TIAA, FSB CUST/TTEE FBO:	12.20%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	51.98%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	9.60%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	21.55%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	10.33%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.36%
	ATRIUM HEALTH 401K RET SAV PLAN
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	7.45%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR46
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	TIAA, FSB CUST/TTEE FBO:	5.44%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	21.42%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	13.95%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	UBS WM USA	11.91%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	CHARLES SCHWAB & CO INC	10.76%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	MLPF&S FOR THE SOLE BENEFIT OF	10.40%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PP23
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	TD AMERITRADE INC FOR THE	6.26%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	6.12%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	31.68%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	12.66%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	10.78%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	UBS WM USA	9.00%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	RAYMOND JAMES	7.79%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MLPF&S FOR THE SOLE BENEFIT OF	6.99%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PP24
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	LPL FINANCIAL	5.44%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	15.29%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	13.87%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	13.55%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	MORGAN STANLEY SMITH BARNEY LLC	11.93%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	MLPF&S FOR THE SOLE BENEFIT OF	10.13%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PP26
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	UBS WM USA	8.41%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	LPL FINANCIAL	5.43%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	20.90%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	19.88%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	JOHN HANCOCK TRUST COMPANY LLC	16.37%
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	18.96%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JPMIM AS AGENT FOR*	17.66%
	TEXAS TREASURY SAFEKEEPING TRUST CO
	1111 POLARIS PKWY # OH1-0084
	COLUMBUS OH 43240-2031

	BROWN BROTHERS HARRIMAN & CO AS	13.98%
	CUSTODIAN FOR 4012704
	140 BROADWAY NEW YORK NY 10005

	ATTN MUTUAL FUND OPERATIONS	10.30%
	MAC & CO A/C
	500 GRANT ST RM 151-1010
	PITTSBURGH PA 15219-2502

JPMORGAN TAX AWARE EQUITY FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	18.56%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	15.42%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	EDWARD D JONES & CO	14.39%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	LPL FINANCIAL	13.56%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	11.02%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	25.35%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	20.18%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	RAYMOND JAMES	16.84%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	AMERICAN ENTERPRISE INVESTMENT SVC	8.38%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	8.19%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	PERSHING LLC	6.27%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	52.81%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	16.55%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	12.98%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	97.03%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN TAX AWARE REAL RETURN FUND

CLASS A SHARES	MORGAN STANLEY SMITH BARNEY LLC	32.64%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	EDWARD D JONES & CO	22.33%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	14.85%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MLPF&S FOR THE SOLE BENEFIT OF	7.28%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LUL7
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	WELLS FARGO CLEARING SERVICES	6.25%
	A/C
	1 N JEFFERSON AVE
	SAINT LOUIS MO 63103-2287

CLASS C SHARES	MORGAN STANLEY SMITH BARNEY LLC	55.24%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	RAYMOND JAMES	9.29%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	J. P. MORGAN SECURITIES LLC*	8.36%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	TTERLES SCHWAB & CO INC	7.06%
	SPECIAL CUSTODY ACCT
	FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	5.84%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

CLASS I SHARES	MLPF&S FOR THE SOLE BENEFIT OF	45.24%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC#
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	CHARLES SCHWAB & CO INC	14.05%
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN STREET
	SAN FRANCISCO CA 94105-1905

	J. P. MORGAN SECURITIES LLC*	12.81%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	5.86%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	NATIONAL FINANCIAL SERVICES LLC	5.15%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	UBS WM USA	5.01%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	70.13%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	24.58%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN TAX FREE MONEY MARKET FUND
AGENCY SHARES	JPMORGAN CHASE BANK, N.A.*	93.87%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP*	56.32%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	JPMORGAN CHASE BANK, N.A.*	33.72%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	BEAR STEARNS & CO INC*	5.40%
	ATTN DENISE DILORENZO SIEGEL
	1 METROTECH CTR N
	BROOKLYN NY 11201-3832

MORGAN SHARES	EDWARD D JONES & CO	37.88%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J.P. MORGAN SECURITIES LLC*	34.34%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

PREMIER SHARES	JPMORGAN CHASE BANK, N.A.*	86.92%
	FBO CLIENTS
	ATTN PB MF OPS 3OPS3 DE3-3740
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

	FIDUCIARY TRUST	6.72%
	ATTN: BANK OPERATIONS
	280 PARK AVE FL 6TH
	NEW YORK NY 10017-1216

RESERVE SHARES	JPMSI AS AGENT FOR KINGSLEY AND CO*	97.35%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS
	2 OPS/3
	500 STANTON CHRISTIANA RD
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

JPMORGAN TOTAL RETURN FUND

CLASS A SHARES	EDWARD D JONES & CO	19.82%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	MLPF&S FOR THE SOLE BENEFIT OF	18.60%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9KQY1
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	J. P. MORGAN SECURITIES LLC*	11.15%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	GREAT-WEST TRUST COMPANY LLC FBO	6.48%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	PERSHING LLC	5.64%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	5.12%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	LPL FINANCIAL	5.08%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	33.11%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	PERSHING LLC	12.02%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	12.00%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	8.58%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	6.66%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	RAYMOND JAMES	5.33%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS I SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	46.85%
	C/O FASCORE LLC
	GREAT WEST IRA ADVANTAGE
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	11.20%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	7.07%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	AMERICAN ENTERPRISE INVESTMENT SVC	6.73%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	5.69%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MLPF&S FOR THE SOLE BENEFIT OF	5.09%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC#
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO	37.60%
	ADVERTISING CLUB OF NEW YORK, INC.
	PO BOX 10758
	FARGO ND 58106-0758

	FIIOC AS AGENT FOR FBO	24.25%
	SEOUL FOREIGN SCHOOL RETIREMENT
	PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	ASCENSUS TRUST COMPANY FBO	20.79%
	CHEMBULK MANAGEMENT DEFERRED COMP.
	PO BOX 10758
	FARGO ND 58106-0758

	GREAT-WEST TRUST COMPANY LLC TTEE F	9.18%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R5 SHARES	VOYA RETIREMENT INSURANCE AND	30.48%
	ANNUITY COMPANY
	ATTN TREASURY DEPT
	5780 POWERS FERRY RD NW
	ATLANTA GA 30327-4347

	GREAT-WEST TRUST CO LLC	16.43%
	FBO RECORDKEEPING FOR VARIOUS PLANS
	OMNIPUTNAM
	C/O MUTUAL FUND TRADING
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	15.70%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	11.37%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONWIDE TRUST CO FSB	5.04%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

CLASS R6 SHARES	EDWARD D JONES & CO	18.09%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	J. P. MORGAN SECURITIES LLC*	14.70%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	TIAA, FSB CUST/TTEE FBO:	13.38%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	NATIONAL FINANCIAL SERVICES LLC	9.76%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	MLPF&S FOR THE SOLE BENEFIT OF	7.71%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9L687
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	RELIANCE TRUST COMPANY FBO	7.61%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	SAXON & CO	5.08%
	FBO 20460024799790
	PO BOX 94597
	CLEVELAND OH 44101-4597

JPMORGAN UNCONSTRAINED DEBT FUND

CLASS A SHARES	EDWARD D JONES & CO	32.48%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	32.35%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	56.56%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	9.59%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	8.39%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	EDWARD D JONES & CO	5.59%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS I SHARES	J. P. MORGAN SECURITIES LLC*	68.54%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	20.81%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO	71.19%
	THE ALCALDE & FAY 401(K) PLAN
	PO BOX 10758
	FARGO ND 58106-0758

	ASCENSUS TRUST COMPANY FBO	13.55%
	WHIT DAVIS LUMBER COMPANY 401(K) PS
	PO BOX 10758
	FARGO ND 58106-0758

CLASS R5 SHARES	MITRA & CO FBO 98 DC	99.99%
	C/O RELIANCE TRUST COMPANY WI
	MAILCODE: BD1N—ATTN: MF
	4900 W BROWN DEER RD
	MILWAUKEE WI 53223-2422

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	43.13%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	JPMIM AS AGENT FOR*	17.89%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	16.65%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	PIPEFITTERS LOCAL 636 DEFINED	8.72%
	BENEFIT PENSION FUND
	700 TOWER DR STE 300
	TROY MI 48098-2835

	JPMIM AS AGENT FOR*	5.49%
	CL&F RESOURCES—GMAG CUSTOM
	ATTN CLIENT SERVICES
	1111 POLARIS PKWY OH1-0084
	COLUMBUS OH 43240-2050

JPMORGAN US APPLIED DATA SCIENCE VALUE FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	12.92%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	10.96%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	9.93%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	LPL FINANCIAL	8.88%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	6.94%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	41.47%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	LPL FINANCIAL	15.30%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	STIFEL NICOLAUS & CO INC	14.76%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
	SAINT LOUIS MO 63102-2188

	PERSHING LLC	6.23%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	WELLS FARGO CLEARING SERVICES LLC	17.68%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	16.48%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	12.58%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	RAYMOND JAMES	8.26%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	AMERICAN ENTERPRISE INVESTMENT SVC	8.10%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	CHARLES SCHWAB & CO INC	7.63%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.83%
	FBO CERTAIN RETIREMENT PLANS
	8515 E ORCHARD ROAD 2T2
	GREENWOOD VILLAGE CO 80111-5002

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	5.55%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO	33.94%
	THREE WAY CHEVROLET CO. 401(K) PLAN
	P.O. BOX 10758
	FARGO ND 58106-0758

	STATE STREET BANK & TRUST AS	10.33%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MID ATLANTIC TRUST COMPANY FBO	8.23%
	WAYCHOFF’S HEATING & AIR CONDI 401(
	1251 WATERFRONT PL STE 525
	PITTSBURGH PA 15222-4228

	MATRIX TRUST COMPANY CUST FBO	5.91%
	ISOWA AMERICA INC
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R5 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	30.14%
	RESCAR COMPANIES PSP & 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONWIDE TRUST COMPANY FSB	20.75%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	CHARLES SCHWAB & CO INC	11.34%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	GREAT-WEST TRUST COMPANY LLC FBO	7.96%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	MATRIX TRUST COMPANY TRUSTEE	5.64%
	FRONT PORCH MARKETING LLC
	717 17TH ST STE 1300
	DENVER CO 80202-3304

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MID ATLANTIC TRUST COMPANY FBO	5.06%
	AQUA PHARMACEUTICALS LLC 401(K) PRO
	1251 WATERFRONT PLACE, SUITE 525
	PITTSBURGH PA 15222-4228

CLASS R6 SHARES	T ROWE PRICE RETIREMENT PLAN	40.18%
	SERVICES INC CUST
	FBO RETIREMENT PLAN CLIENTS
	4515 PAINTERS MILL RD
	OWINGS MILLS MD 21117-4903

	NATIONAL FINANCIAL SERVICES LLC	11.84%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST CO	10.61%
	JP MORGAN FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600
	VALLEY FORGE PA 19482-2600

	DCGT AS TTEE AND/OR CUST	8.33%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

	GREAT-WEST TRUST COMPANY LLC FBO	6.48%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

JPMORGAN US EQUITY FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	23.63%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	EDWARD D JONES & CO	10.31%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	STATE STREET BANK & TRUST AS	8.22%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	7.02%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	6.76%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9E9L8
	4800 DEER LAKE DRIVE EAST 2ND FLR
	JACKSONVILLE FL 32246-6484

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	33.60%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	13.88%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	AMERICAN ENTERPRISE INVESTMENT SVC	9.42%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	PERSHING LLC	8.53%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	7.93%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MORGAN STANLEY SMITH BARNEY LLC	6.83%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	20.36%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC	17.70%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	10.78%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	PERSHING LLC	10.47%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	J. P. MORGAN SECURITIES LLC*	8.61%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	5.83%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

L SHARES	NATIONAL FINANCIAL SERVICES LLC	33.46%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	WELLS FARGO CLEARING SERVICES LLC	8.90%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	7.18%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	CHARLES SCHWAB & CO INC	7.10%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES	5.85%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	STIFEL NICOLAUS & CO INC	5.80%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
	SAINT LOUIS MO 63102-2188

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	44.71%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	HARTFORD LIFE INSURANCE COMPANY	23.51%
	SEPARATE ACCOUNT
	ATTN UIT OPERATIONS
	PO BOX 2999
	HARTFORD CT 06104-2999

	MASSACHUSETTS MUTUAL LIFE INS CO	9.91%
	ATTN RS FUND OPERATIONS
	1295 STATE STREET MIP M200INVST
	SPRINGFIELD MA 01111-0001

CLASS R3 SHARES	STATE STREET BANK & TRUST AS	52.59%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	THE HARTFORD	13.31%
	1 HARTFORD PLZ
	HARTFORD CT 06155-0001

	MLPF&S FOR THE SOLE BENEFIT OF	9.06%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	7.43%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R4 SHARES	NATIONAL FINANCIAL SERVICES LLC	24.33%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RELIANCE TRUST COMPANY FBO	18.15%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	GREAT-WEST TRUST COMPANY LLC TTEE F	13.59%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	12.55%
	RELIANCE TRUST COMPANY
	480 PILGRIM WAY STE 1100
	GREEN BAY WI 54304-4864

	PIMS/PRUDENTIAL RETIREMENT	7.17%
	AS NOMINEE FOR THE TTEE/CUST PL 740
	MITAC TYAN
	39660 EUREKA DR
	NEWARK CA 94560-4805

	MATRIX TRUST COMPANY AS AGENT FOR	6.27%
	NEWPORT TRUST COMPANY
	KINDERCARE EDUCATION LLC NONQUALIFE
	35 IRON POINT CIR STE 300
	FOLSOM CA 95630-8589

	MASSACHUSETTS MUTUAL LIFE INSURANCE	5.24%
	1295 STATE STREET MIP M200-INVST
	SPRINGFIELD MA 01111-0001

CLASS R5 SHARES	JOHN HANCOCK LIFE INS CO (USA)	49.61%
	ATTN JHRPS TRADING OPS ST6
	200 BERKELEY STREET
	BOSTON MA 02116-5022

	MLPF&S FOR THE SOLE BENEFIT OF	8.07%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9L686
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	5.94%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	9.02%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	8.29%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR*	7.71%
	JPMORGAN SMARTRETIREMENT 2030 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	EDWARD D JONES & CO	5.01%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN U.S. GARP EQUITY FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF	26.77%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LM45
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	J. P. MORGAN SECURITIES LLC*	15.55%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	8.67%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	LPL FINANCIAL	6.63%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	6.29%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	5.07%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	24.80%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES	14.33%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	RBC CAPITAL MARKETS LLC	13.04%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 S 6TH ST STE 700 # P08
	MINNEAPOLIS MN 55402-4413

	J. P. MORGAN SECURITIES LLC*	10.47%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	LPL FINANCIAL	9.48%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	PERSHING LLC	5.58%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	5.39%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	5.19%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LM46
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	51.01%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	7.79%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PHE7
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	J. P. MORGAN SECURITIES LLC*	6.38%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	6.68%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R5 SHARES	GREAT WEST TRUST CO. AS TRUSTEE FBO	65.45%
	THE PEARSON RETIREMENT PLAN 401(K)
	11500 OUTLOOK ST
	OVERLAND PARK KS 66211-1804

	NATIONWIDE LIFE INSURANCE COMPANY	12.94%
	NACO
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NATIONWIDE TRUST COMPANY FSB	7.63%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

CLASS R6 SHARES	JPMIM AS AGENT FOR*	27.99%
	JPMORGAN INVESTOR GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	25.42%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	15.96%
	JPMORGAN INVESTOR GROWTH AND INCOME
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	14.97%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	MLPF&S FOR THE SOLE BENEFIT OF	8.51%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMORGAN US LARGE CAP CORE PLUS FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	18.63%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	13.60%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	9.33%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF	7.63%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9MFS4
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	PERSHING LLC	6.91%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	6.26%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	5.62%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	PERSHING LLC	18.54%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	J. P. MORGAN SECURITIES LLC*	14.82%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	11.76%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	11.09%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	RAYMOND JAMES	9.86%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	UBS WM USA	8.78%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	19.27%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	J. P. MORGAN SECURITIES LLC*	16.97%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	10.27%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	WELLS FARGO CLEARING SERVICES LLC	7.32%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA	7.04%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	PERSHING LLC	6.25%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	CHARLES SCHWAB & CO INC	6.18%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN: MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RAYMOND JAMES	5.11%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS R2 SHARES	LINCOLN RETIREMENT SERVICES	44.14%
	FBO ARMSTRONG AMBULANCE SERVICE
	PO BOX 7876
	FORT WAYNE IN 46801-7876

	MID ATLANTIC TRUST COMPANY FBO	10.76%
	KAYAL ORTHOPAEDIC P C 401(K) PROFI
	1251 WATERFRONT PL STE 525
	PITTSBURGH PA 15222-4228

	STATE STREET BANK & TRUST AS	9.28%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	ASCENSUS TRUST COMPANY FBO	7.34%
	ED FAGAN, INC. 401(K) PLAN
	PO BOX 10758
	FARGO ND 58106-0758

	FIDELITY INVESTMENT INST OP CO CUST	6.97%
	FBO HOLLAND & ASSOCIATES
	CERTIFIED PUBLIC ACCOUNTANTS INC
	401(K) PROFIT SHARING PL
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1999

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	28.71%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	GREAT-WEST TRUST COMPANY LLC FBO	28.58%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONWIDE TRUST COMPANY FSB	21.56%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	CHARLES SCHWAB & CO INC	6.90%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS R6 SHARES	J. P. MORGAN SECURITIES LLC*	68.20%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MLPF&S FOR THE SOLE BENEFIT OF	17.83%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PR38
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMORGAN U.S. RESEARCH ENHANCED EQUITY FUND

CLASS A SHARES	GREAT-WEST LIFE & ANNUITY	35.94%
	FBO FUTURE FUNDS II
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC FBO	10.77%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	6.06%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	28.82%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	KANSAS POSTSECONDARY EDUCATION	7.29%
	SAVINGS PROGRAM ATTN SSB&T CUST
	694 AGGRESSIVE
	4500 MAIN STREET
	KANSAS CITY MO 64111-7709

	KANSAS POSTSECONDARY EDUCATION	6.57%
	SAVINGS PROGRAM ATTN SSB&T CUST
	695 MOD AGGRESSIVE
	4500 MAIN STREET
	KANSAS CITY MO 64111-7709

	KANSAS POSTSECONDARY EDUCATION	5.47%
	SAVINGS PROGRAM ATTN SSB&T CUST
	696 MODERATE
	4500 MAIN STREET
	KANSAS CITY MO 64111-7709

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	14.88%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	JPMIM AS AGENT FOR*	9.15%
	JPMORGAN SMARTRETIREMENT 2040 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	7.88%
	JPMORGAN SMARTRETIREMENT 2045 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	7.68%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	7.62%
	JPMORGAN INVESTOR GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	7.24%
	JPMORGAN SMARTRETIREMENT 2050 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.45%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.40%
	JPMORGAN INVESTOR GROWTH AND INCOME
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMORGAN US SMALL COMPANY FUND

CLASS A SHARES	STATE STREET BANK & TRUST AS	26.66%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	WELLS FARGO CLEARING SERVICES LLC	9.59%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	EDWARD D JONES & CO	9.40%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	MLPF&S FOR THE SOLE BENEFIT OF	7.46%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9PD23
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	5.91%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	15.68%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	15.67%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	10.46%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	RAYMOND JAMES	9.60%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	AMERICAN ENTERPRISE INVESTMENT SVC	7.84%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	6.00%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MORGAN STANLEY SMITH BARNEY LLC	5.82%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	ASCENSUS TRUST COMPANY FBO	5.21%
	ASSOCIATES IN HEARING INC PS PLAN
	PO BOX 10758
	FARGO ND 58106-0758

CLASS I SHARES	PERSHING LLC	31.84%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	WELLS FARGO CLEARING SERVICES LLC	11.61%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	AMERICAN ENTERPRISE INVESTMENT SVC	8.08%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	5.39%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

L SHARES	CHARLES SCHWAB & CO INC	40.30%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	BAND & CO C/O US BANK NA	11.81%
	PO BOX 1787
	MILWAUKEE WI 53201-1787

	NATIONAL FINANCIAL SERVICES LLC	11.25%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	OLTRUST & CO—CASH/CASH	9.97%
	PO BOX 966
	EVANSVILLE IN 47706-0966

	RAYMOND JAMES	6.62%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	71.41%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

CLASS R3 SHARES	STATE STREET BANK & TRUST AS	76.74%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UMB BANK—CUSTODIAN	13.56%
	SECURITY FINANCIAL RESOURCES
	1 SW SECURITY BENEFIT PL
	TOPEKA KS 66636-1000

	MLPF&S FOR THE SOLE BENEFIT OF	5.46%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R4 SHARES	NATIONAL FINANCIAL SERVICES LLC	48.92%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	TIAA, FSB CUST/TTEE FBO:	46.73%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

CLASS R5 SHARES	NATIONAL FINANCIAL SERVICES LLC	52.89%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MLPF&S FOR THE SOLE BENEFIT OF	38.57%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS R6 SHARES	NATIONAL FINANCIAL SERVICES LLC	38.35%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	STATE STREET BANK & TRUST AS	5.77%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

JPMORGAN U.S. SUSTAINABLE LEADERS FUND

CLASS A SHARES	EDWARD D JONES & CO	18.98%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	14.45%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	12.33%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	10.87%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	7.84%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	CHARLES SCHWAB & CO INC	5.81%
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN STREET
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC	16.70%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	WELLS FARGO CLEARING SERVICES LLC	16.67%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	15.25%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	NATIONAL FINANCIAL SERVICES LLC	10.16%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	UBS WM USA	7.66%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RBC CAPITAL MARKETS LLC	6.77%
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 S 6TH ST STE 700 # P08
	MINNEAPOLIS MN 55402-4413

	RAYMOND JAMES	6.71%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	LPL FINANCIAL	5.73%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	MORGAN STANLEY SMITH BARNEY LLC	5.44%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

CLASS I SHARES	LPL FINANCIAL	23.67%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	AMERICAN ENTERPRISE INVESTMENT SVC	20.24%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	J. P. MORGAN SECURITIES LLC*	11.01%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	10.22%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	9.71%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	UBS WM USA	6.07%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

CLASS R6 SHARES	EDWARD D JONES & CO	99.87%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

JPMORGAN U.S. VALUE FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	19.41%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	6.60%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	5.11%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	29.62%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORGAN STANLEY SMITH BARNEY LLC	13.58%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	MLPF&S FOR THE SOLE BENEFIT OF	11.72%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97TR2
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	WELLS FARGO CLEARING SERVICES LLC	11.17%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	PERSHING LLC	7.83%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS I SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	50.08%
	C/O FASCORE LLC
	GREAT WEST IRA ADVANTAGE
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC	22.74%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	46.41%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	GREAT-WEST TRUST COMPANY LLC TTEE F	28.90%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	PAI TRUST COMPANY INC	19.92%
	IMG COMPANIES LLC 401(K) P/S PLA
	1300 ENTERPRISE DR
	DE PERE WI 54115-4934

CLASS R3 SHARES	RELIANCE TRUST CO TTEE	42.07%
	ADP ACCESS LARGE MARKET 401K
	201 17TH ST NW STE 1000
	ATLANTA GA 30363-1195

	GREAT-WEST TRUST COMPANY LLC TTEE F	35.04%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF	22.07%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

CLASS R4 SHARES	FIDELITY INVESTMENTS INST	69.26%
	OPERATIONS CO INC AS AGENT FOR FBO
	OTTENWELLER COMPANY, INC.
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1999

	JP MORGAN INVESTMENT MGMT*	30.74%
	ATTN LOREN STRIFE OH1-0185
	1111 POLARIS PKWY
	COLUMBUS OH 43240-2031

CLASS R5 SHARES	FIIOC INC AS AGENT FOR FBO	65.36%
	EVOLUS, INC. RETIREMENT PLAN
	100 MAGELLAN WAY #KWIC
	COVINGTON KY 41015-1987

	GREAT-WEST TRUST COMPANY LLC TTEE F	18.75%
	EMPLOYEE BENEFITS CLIENTS 401K—FG
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	MATRIX TRUST COMPANY TRUSTEE FBO	8.67%
	CHORD ADVISORS LLC 401(K) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	7.22%
	ADVISOR TRUST, INC.
	FREMONT CITY SCH. (OH) 403(B) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R6 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	17.68%
	OSHKOSH CORPORATION
	8525 E ORCHARD RD
	GREENWOOD VLG CO 80111-5002

	DCGT AS TTEE AND/OR CUST	17.59%
	FBO PLIC VARIOUS RETIREMENT PLANS
	ATTN NPIO TRADE DESK
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

	J. P. MORGAN SECURITIES LLC*	13.92%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	ASSOCIATED TRUST COMPANY FBO	10.83%
	REINHART BOERNER VAN DEUREN
	PO BOX 22037
	GREEN BAY WI 54305-2037

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.67%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	DESERET MUTUAL BENEFIT	5.74%
	ADMINISTRATORS CUST FBO
	DESERET MUTUAL RETIREE
	179 E SOCIAL HALL AVE STE 100
	SALT LAKE CTY UT 84111-1542

JPMORGAN VALUE ADVANTAGE FUND

CLASS A SHARES	EDWARD D JONES & CO	34.00%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	J. P. MORGAN SECURITIES LLC*	10.65%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	7.14%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	MORGAN STANLEY SMITH BARNEY LLC	7.11%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	MLPF&S FOR THE SOLE BENEFIT OF	6.12%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LNH8
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	17.40%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	RAYMOND JAMES	13.14%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	WELLS FARGO CLEARING SERVICES LLC	11.09%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	8.05%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	PERSHING LLC	7.87%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	AMERICAN ENTERPRISE INVESTMENT SVC	7.76%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

	LPL FINANCIAL	7.59%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	NATIONAL FINANCIAL SERVICES LLC	5.68%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS I SHARES	MORGAN STANLEY SMITH BARNEY LLC	33.91%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	NATIONAL FINANCIAL SERVICES LLC	20.77%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	LPL FINANCIAL	7.40%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	PERSHING LLC	7.32%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	7.07%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LRK3
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484

	J. P. MORGAN SECURITIES LLC*	6.58%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	AMERICAN ENTERPRISE INVESTMENT SVC	6.14%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405

L SHARES	NATIONAL FINANCIAL SERVICES LLC	34.38%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	RAYMOND JAMES	15.57%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	WELLS FARGO CLEARING SERVICES LLC	12.43%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	CHARLES SCHWAB & CO INC	8.91%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	J. P. MORGAN SECURITIES LLC*	5.57%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

CLASS R2 SHARES	MATRIX TRUST COMPANY AS AGENT FOR	21.27%
	ADVISOR TRUST, INC.
	KENSTON LOCAL SCHOOL DISTRICT (OH)
	717 17TH ST STE 1300
	DENVER CO 80202-3304

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES	20.61%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	MATRIX TRUST COMPANY AS AGENT FOR	18.63%
	ADVISOR TRUST, INC.
	GRAND BLANC COMM SCH (MI) 403B PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	14.33%
	ADVISOR TRUST, INC.
	UMC HEALTH SYSTEM 403(B) PLAN
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	13.01%
	ADVISOR TRUST, INC.
	MONROE-WOODBURY CENTRAL SCHOOL 403B
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	5.68%
	ADVISOR TRUST, INC.
	HABITAT FOR HUMANITY OF MONROE
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	MATRIX TRUST COMPANY AS AGENT FOR	5.26%
	ADVISOR TRUST, INC.
	MANHATTAN PUBLIC SCHOOLS 403(B)
	717 17TH ST STE 1300
	DENVER CO 80202-3304

CLASS R3 SHARES	STATE STREET BANK & TRUST AS	37.67%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	23.82%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	GREAT-WEST TRUST COMPANY LLC TTEE F	17.40%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R4 SHARES	TIAA, FSB CUST/TTEE FBO:	77.41%
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN: TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	STATE STREET BANK & TRUST AS	10.37%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	NATIONAL FINANCIAL SERVICES LLC	6.82%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R5 SHARES	STATE STREET BANK & TRUST AS	64.05%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MLPF&S FOR THE SOLE BENEFIT OF	21.20%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONWIDE TRUST COMPANY FSB	5.78%
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

CLASS R6 SHARES	EDWARD D JONES & CO	17.67%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	JPMIM AS AGENT FOR*	13.53%
	JPMORGAN SMARTRETIREMENT 2040 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

JPMorgan Trust I—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	11.89%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	11.05%
	JPMORGAN SMARTRETIREMENT 2045 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	10.13%
	JPMORGAN SMARTRETIREMENT 2050 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	MAC & CO A/C	7.35%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	JPMIM AS AGENT FOR*	5.31%
	JPMORGAN SMARTRETIREMENT 2055 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

FORM OF PROXY CARD FOR SHAREHOLDERS OF THE FUNDS

J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D58484-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY [Fund Name Here] The Board of Trustees recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the 1. To elect 16 Nominees to serve as Trustees for the Trust: name(s) of the nominee(s) on the line below. Nominees: 01) John F. Finn 09) Lawrence Maffia ☐ ☐ ☐ 02) Stephen P. Fisher 10) Mary E. Martinez 03) Gary L. French 11) Marilyn McCoy 04) Kathleen M. Gallagher 12) Dr. Robert A. Oden, Jr. 05) Robert J. Grassi 13) Marian U. Pardo 06) Frankie D. Hughes 14) Emily A. Youssouf 07) Raymond Kanner 15) Robert F. Deutsch 08) Thomas P. Lemke 16) Nina O. Shenker
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. You can register to virtually attend the Meeting at https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ D58485-TBD JPMorgan Trust I THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of JPMorgan Trust I hereby appoints Michael Lord, Joseph Parascondola, and Wendy Setnicka and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 20, 2021 at a Special Meeting of Shareholders to be held virtually at 10am Eastern Time on October 27, 2021 (the “Meeting”), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE